UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-22907

Blackstone Real Estate Income Fund II

(Exact name of registrant as specified in charter)

345 Park Avenue

New York, NY 10154

(Address of principal executive offices)

Blackstone Real Estate Income Advisors L.L.C.

Judy Turchin, Esq.

345 Park Avenue

New York, NY 10154

(Name and address of agent for service)

With copies to:

Sarah E. Cogan, Esq. Michael W. Wolitzer, Esq.	Judy Turchin, Esq.
Simpson Thacher & Bartlett LLP	Blackstone Real Estate Income Advisors L.L.C.
425 Lexington Avenue New York, NY 10017	345 Park Avenue New York, NY 10154

Registrant’s telephone number, including area code: (212) 583-5000

Date of fiscal year end: December 31, 2014

Date of reporting period: June 30, 2014

Item 1.	Reports to Shareholders.

The Report to Shareholders is attached hereto.

Blackstone

Blackstone Real Estate Income Fund II

Semi-Annual Report (Unaudited)

For the Period Ended June 30, 2014

Blackstone Real Estate Income Fund II

Statement of Assets and Liabilities

As of June 30, 2014 (Unaudited)

Assets
Investment in Master Fund, at fair value	$56,523,604
Cash	21
Deferred offering costs	330,455
Other assets	114,131

Total assets	56,968,211

Liabilities:
Income distributions payable	228,686
Payable for service fees	31
Payable to Investment Manager	278,200
Accrued expenses	3,867

Total liabilities	510,784

Net Assets	$56,457,427

Components of Net Assets:
Paid in surplus	$55,624,000
Accumulated net investment loss	(206,534)
Accumulated net realized gain allocated from Master Fund	159,181
Unrealized appreciation allocated from Master Fund	880,780

Net Assets	$56,457,427

Net Asset Value:
Advisor Class I Shares
Net Assets	$50,818
Shares of beneficial interest outstanding, $0.001 par value, unlimited shares authorized	50

Net asset value per share	$1,016.35

Institutional Class II Shares
Net Assets	$56,406,609
Shares of beneficial interest outstanding, $0.001 par value, unlimited shares authorized	55,460

Net asset value per share	$1,017.07

See Notes to Financial Statements.

Blackstone Real Estate Income Fund II

Statement of Operations (Unaudited)

For the Period April 1, 2014 (commencement of operations) to June 30, 2014

Investment Income:
Interest—fund level	$29
Interest allocated from Master Fund	474,127
Dividends allocated from Master Fund	44,704

Investment income allocated from Master Fund	518,831
Expenses allocated from Master Fund*	(502,886)

Net investment income allocated from Master Fund	15,945

Total investment income	15,974

Expenses:
Service fees	32
Professional fees	19,046
Amortization of offering costs	110,329

Total expenses	129,407

Less expenses reimbursed by Investment Manager	135,584

Net expenses	(6,177)

Net Investment Income	22,151

Realized and Unrealized Gain (Loss) from Master Fund:
Net realized gain:
Investments	61,154
Swap contracts	98,027

Net realized gain	159,181

Change in unrealized appreciation (depreciation):
Investments	674,100
Swap contracts	354,774
Securities sold short	(148,094)

Net change in unrealized appreciation (depreciation)	880,780

Net realized and unrealized gain	1,039,961

Net increase in net assets from operations	$1,062,112

*	Total expenses allocated from the Master Fund include incentive fees assessed at the Master Fund level of $183,994.

See Notes to Financial Statements.

Blackstone Real Estate Income Fund II

Statement of Changes in Net Assets (Unaudited)

For the Period April 1, 2014 (commencement of operations) to June 30, 2014

Increase (Decrease) in Net Assets
Operations:
Net investment income	$22,151
Net realized gain on investments	159,181
Net change in unrealized appreciation from investments, securities sold short and swap contracts	880,780

Net increase in net assets from operations	1,062,112

Distribution of net investment income to shareholders:
Advisor Class I Shares	(220)
Institutional Class II Shares	(228,465)

Total distribution to shareholders	(228,685)

Capital Transactions:
Shareholder subscriptions:
Institutional Class II Shares	55,524,000

Net increase resulting from Master Fund share transaction	55,524,000

Net increase in net assets	56,357,427

Net Assets:
Beginning of period	100,000

End of period	$56,457,427

Accumulated net investment loss	$(206,534)

Share Transactions:
Advisor Class I Shares
Beginning of period	50
Shares issued	—

End of period	50

Institutional Class II Shares
Beginning of period	50
Shares issued	55,410

End of period	55,460

See Notes to Financial Statements.

Blackstone Real Estate Income Fund II

Statement of Cash Flows (Unaudited)

For the Period April 1, 2014 (commencement of operations) to June 30, 2014

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$1,062,112
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities
Net realized gain allocated from investment in Master Fund	(159,181)
Net unrealized appreciation from investment in Master Fund	(880,780)
Net interest and dividend income allocated from Master Fund	(518,831)
Total expenses allocated from Master Fund	517,886
Contributions from disposition of investments in Master Fund	141,312
Withdrawals of investment in Master Fund	(55,524,009)
Increase in deferred offering costs	(330,455)
Increase in payable to Investment Manager	278,200
Increase in other assets	(114,131)
Increase in service fees payable	31
Increase in accrued expenses	3,867

Net cash used in operating activities	(55,523,979)

Cash Flows from Financing Activities:
Proceeds from contributions	55,524,000

Net cash provided by financing activities	55,524,000

Net increase in cash	21

Cash, beginning of period	—

Cash, end of period	$21

See Notes to Financial Statements.

Blackstone Real Estate Income Fund II

Financial Highlights (Unaudited)

(For a Share Outstanding Throughout the Period)

Period Ended June 30, 2014(1)	Institutional Class II
Net Asset Value, Beginning of Period	$1,000.00
Income From Investment Operations:
Net investment income(2)	0.51
Net unrealized gain from investments	20.68

Net income from investment operations	21.19

Distribution of net investment income to shareholders	(4.12)

Net Asset Value, End of Period	$1,017.07

Total Investment Return on Net Asset Value(3)	2.12%

Ratios to Average Net Assets:(4)
Expenses to average net assets for the Fund before reimbursement from Investment Manager and allocated Incentive Fees	3.80%
Allocated Incentive Fee to average net assets for the Fund	1.56%

Expenses to average net assets for the Fund before reimbursement from Investment Manager(5)	5.36%

Reimbursement from Investment Manager(6)	(1.15)%

Total expenses to average net assets for the Fund after reimbursement from Investment Manager	4.21%

Excluded expenses(7)	(3.86)%

Expenses, net of impact of excluded expenses	0.35%

Net investment income gross of Incentive Fees to average net assets for the Fund	1.75%

Net investment income to average net assets for the Fund	0.19%

Supplementary Data:
Net assets, end of period (000 omitted)	$56,407

Portfolio turnover(8)	20%

(1)	For the period April 1, 2014 (commencement of operations) through June 30, 2014.
(2)	Calculated using average shares outstanding during the period.
(3)	Total return has not been annualized.
(4)	Financial ratios have been annualized.
(5)	Includes the Fund’s share of the Master Fund’s allocated expenses.
(6)	The reimbursement includes expenses incurred by the Fund and the Master Fund. See Note 5.
(7)	Represents expenses excluded from reimbursement by Investment Manager, as set forth in the Expense Limitation and Reimbursement Agreement. See Note 5.
(8)	The Fund is invested solely in the Master Fund, therefore this ratio reflects the portfolio turnover for the Master Fund.

See Notes to Financial Statements.

Blackstone Real Estate Income Fund II

Financial Highlights (Continued) (Unaudited)

(For a Share Outstanding Throughout the Period)

Period Ended June 30, 2014(1)	Advisor Class I
Net Asset Value, Beginning of Period	$1,000.00
Income From Investment Operations:
Net investment income(2)	0.00 (3)
Net unrealized gain from investments	20.74

Net income from investment operations	20.74

Distribution of net investment income to shareholders	(4.39)

Net Asset Value, End of Period	$1,016.35

Total Investment Return on Net Asset Value(4)	2.07%

Ratios to Average Net Assets:(5)
Expenses to average net assets for the Fund before reimbursement from Investment Manager and allocated Incentive Fees	4.23%
Allocated Incentive Fee to average net assets for the Fund	1.31%

Expenses to average net assets for the Fund before reimbursement from Investment Manager(6)	5.54%

Reimbursement from Investment Manager(7)	(1.26)%

Total expenses to average net assets for the Fund after reimbursement from Investment Manager	4.28%

Excluded expenses(8)	(3.93)%

Expenses, net of impact of excluded expenses	0.35%

Net investment income gross of Incentive Fees to average net assets for the Fund	1.42%

Net investment income to average net assets for the Fund	0.11%

Supplementary Data:
Net assets, end of period (000 omitted)	$51

Portfolio turnover(9)	20%

(1)	For the period April 1, 2014 (commencement of operations) through June 30, 2014.
(2)	Calculated using average shares outstanding during the period.
(3)	Represents less than $0.01.
(4)	Total return has not been annualized.
(5)	Financial ratios have been annualized.
(6)	Includes the Fund’s share of the Master Fund’s allocated expenses.
(7)	The reimbursement includes expenses incurred by the Fund and the Master Fund. See Note 5.
(8)	Represents expenses excluded from reimbursement by Investment Manager, as set forth in the Expense Limitation and Reimbursement Agreement. See Note 5.
(9)	The Fund is invested solely in the Master Fund, therefore this ratio reflects the portfolio turnover for the Master Fund.

See Notes to Financial Statements.

Blackstone Real Estate Income Fund II

Notes to Financial Statements (Unaudited)

For the Period April 1, 2014 (commencement of operations) to June 30, 2014

1. Organization

Blackstone Real Estate Income Fund II (the “Fund”), a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), is a continuously offered non-diversified, closed-end management investment company. The Fund commenced investment operations on April 1, 2014. The Fund’s investment objective is to seek long-term total return, with an emphasis on current income, by primarily investing in a broad range of real estate-related debt investments. The Fund pursues its investment objective by investing substantially all of its assets in Blackstone Real Estate Income Master Fund (the “Master Fund”), a Delaware statutory trust registered under the 1940 Act as a closed-end management investment company with the same investment objective and substantially the same investment policies as the Fund.

The investment manager of the Master Fund and the Fund is Blackstone Real Estate Income Advisors L.L.C. (the “Investment Manager”), a registered investment advisor under the Investment Advisers Act of 1940, as amended. The Board of Trustees (the “Board” and each member a “Trustee”) of the Master Fund and the Fund supervises the conduct of the Master Fund’s and the Fund’s affairs and, pursuant to their investment management agreements, has engaged the Investment Manager to manage the Master Fund’s and the Fund’s day-to-day investment activities and operations.

The Master Fund’s financial statements, which are attached hereto, are an integral part of these financial statements and should be read in conjunction with the Fund’s financial statements. At June 30, 2014, the Fund held an 18.7% ownership interest in the Master Fund.

2. Basis of Presentation

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are stated in U.S. dollars.

The preparation of the financial statements in accordance with U.S. GAAP requires management to make certain estimates and assumptions that affect the amount of reported assets, liabilities, the disclosure of contingent assets and liabilities, and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates and these differences could be material.

3. Significant Accounting Policies

Investment in Master Fund

The Fund’s investment in the Master Fund is recorded at fair value and is based upon the Fund’s percentage ownership of the net assets of the Master Fund. The performance of the Fund is directly affected by the performance of the Master Fund. See Note 3 to the Master Fund’s financial statements for the determination of fair value of the Master Fund’s investments.

Investment Transactions and Related Investment Income and Expense

Investment transactions are accounted for on a trade date basis. The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Master Fund, less all expenses of the Fund.

Realized and unrealized gains and losses from security transactions consist of the Fund’s pro rata share of the Master Fund’s realized and unrealized gains and losses. Realized and unrealized gains and losses from

Blackstone Real Estate Income Fund II

Notes to Financial Statements (Continued) (Unaudited)

For the Period April 1, 2014 (commencement of operations) to June 30, 2014 security transactions are recorded on the basis of identified cost. Class specific distribution and service fees are borne by the Advisor Class I Shares. Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to the respective classes daily on the basis of relative net assets.

Cash

At June 30, 2014, the Fund had $21 of cash held at a major U.S. bank.

Contingencies

Under the Fund’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”), the Fund’s officers and each Trustee are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund may enter into contracts that contain a variety of representations and indemnification obligations and expects the risk of loss to be remote.

Income Taxes

The Fund’s policy is to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute all of its investment company net taxable investment income and net capital gain realized on investments to its shareholders. Therefore, no federal income tax provision is expected to be required. The Fund plans to file U.S. Federal and various state and local tax returns.

For the current open tax year and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.

Dividends and Distributions to Shareholders

Dividends from net investment income are expected to be declared and paid quarterly. Distributions from capital gains are expected to be declared and paid at least annually. Dividends and capital gain distributions paid by the Fund will be reinvested in additional common shares of beneficial interest, par value $0.001 per share, of the Fund (“Shares”), unless a shareholder elects not to reinvest in Shares or is otherwise ineligible. Shares purchased by reinvestment will be issued at their net asset value on the next valuation date following the ex-dividend date.

Organization Costs

Organization costs associated with the establishment of the Fund, including organization costs allocated from the Master Fund, were expensed by the Fund and reimbursed by the Investment Manager, prior to the Fund’s commencement of operations, subject to the Expense Limitation and Reimbursement Agreement (See Note 5).

Offering Costs

At June 30, 2014, the Fund had $440,784 payable to the Investment Manager for offering costs paid by the Investment Manager on behalf of the Fund. This amount is presented net of the receivable due from Investment Manager subject to the Expense Limitation and Reimbursement Agreement (See Note 5) and is recorded as a payable to Investment Manager on the Statement of Assets and Liabilities. Offering costs will be amortized over 12 months on a straight-line basis beginning with the commencement of operations, subject to the Expense Limitation and Reimbursement Agreement (See Note 5).

Blackstone Real Estate Income Fund II

Notes to Financial Statements (Continued) (Unaudited)

For the Period April 1, 2014 (commencement of operations) to June 30, 2014

4. Fund Terms

Issuance of Shares

The Fund is offering on a best efforts basis two classes of Shares, Adviser Class I Shares and Institutional Class II Shares, pursuant to a continuous offering registered with the Securities and Exchange Commission. In the future, other classes of Shares may be registered and included in the offering. The Fund will issue Shares to eligible investors as of the first business day of the month or at such other times as determined by the Board upon receipt and acceptance of an initial or additional application for Shares. The Fund reserves the right to reject any applications for subscriptions of Shares. Shares are not subject to a sales load. No public market exists for the Shares, and none is expected to develop. The Shares are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Fund’s Declaration of Trust.

Repurchase of Shares

The Fund may, from time to time, offer to repurchase a portion of its outstanding Shares pursuant to written tenders by shareholders. Repurchases will be made only at such times and on such terms as may be determined by the Board, in its complete and exclusive discretion. Shareholders who tender Shares within the 12 month period following acquisition will be subject to an early withdrawal fee of 2% of the aggregate net asset value of the Shares repurchased by the Fund. The early withdrawal fee will be waived for any Shareholders who purchased Shares during the Fund’s initial offering period and were admitted as Shareholders of the Fund on April 1, 2014. In determining whether the Fund should repurchase Shares from shareholders pursuant to written tenders, the Fund’s Board will consider the Investment Manager’s recommendations. The Investment Manager expects that it will recommend to the Fund’s Board that the Fund’s initial Tender Valuation Date (as defined below) be December 31, 2014, and it expects to recommend quarterly repurchases thereafter. Since the Fund’s assets will consist primarily of its investment in the Master Fund, the ability of the Fund to have its Shares in the Master Fund repurchased would be subject to the Master Fund’s repurchase policy.

The timing, terms and conditions of any particular repurchase offer may vary at the sole discretion of the Board. Repurchase offers will generally commence approximately 95 days prior to the last day of March, June, September and December each year (each such last date is referred to as a “Tender Valuation Date”) and remain open for 30 calendar days.

5. Investment Adviser Fees and Other Related Party Transactions

Management Fee

The Master Fund pays the Investment Manager an advisory fee (the “Management Fee”) quarterly in arrears (accrued on a monthly basis), equal to 1.50% (annualized) of the Master Fund’s Managed Assets. “Managed Assets” is defined as net assets, plus the amount of leverage for investment purposes. The Management Fee for any period less than a full quarter will be prorated. The Investment Manager will not charge the Fund a management fee as long as substantially all of the assets of the Fund are invested in the Master Fund. The Fund indirectly bears a pro rata share of the Master Fund’s Management Fee, which was $195,876 from the Fund’s commencement of operations through June 30, 2014.

Incentive Fee

The Master Fund accrues a performance-based incentive fee (the “Incentive Fee”) on a monthly basis throughout the fiscal year of the Master Fund. The Incentive Fee is paid to the Investment Manager promptly

Blackstone Real Estate Income Fund II

Notes to Financial Statements (Continued) (Unaudited)

For the Period April 1, 2014 (commencement of operations) to June 30, 2014 after the end of each fiscal year of the Master Fund. The Incentive Fee is determined as of the end of the fiscal year in an amount equal to 15% of the amount by which the Master Fund’s Net Capital Appreciation (as defined below) for each Fiscal Period (as defined below) ending within or coterminous with the close of such fiscal year exceeds the balance of the loss carryforward account and any allocated Management Fee expense for such fiscal period, without duplication for any Incentive Fees paid during such fiscal year. The Master Fund also pays the Investment Manager the Incentive Fee in the event a Fiscal Period is triggered in connection with a share repurchase offer by the Master Fund. For purposes of calculating the Incentive Fee, “Net Capital Appreciation” means, with respect to any Fiscal Period, the difference, if any, between (x) the sum of (i) the value of the Master Fund’s net asset value at the end of that Fiscal Period (prior to the Incentive Fee for such Fiscal Period) increased by the dollar amount of the shares of the Master Fund repurchased during the Fiscal Period (excluding Shares to be repurchased as of the last day of the Fiscal Period after determination of the Incentive Fee), (ii) the amount of any dividends, distributions or withdrawals paid to shareholders during the Fiscal Period and not reinvested in additional Shares (excluding any dividends and other distributions to be paid as of the last day of the Fiscal Period), and (iii) the Management Fee expense and sales load (or other similar sales load) for that Fiscal Period, and (y) the sum of (i) the value of the Master Fund’s net asset value at the beginning of that Fiscal Period (prior to the Management Fee for such Fiscal Period), increased by the dollar amount of shares of the Master Fund issued during the Fiscal Period (excluding any shares issued in connection with the reinvestment of dividends and other distributions paid by the Master Fund) and (ii) the amount of any subscriptions to the Master Fund during that Fiscal Period. All calculations of Net Capital Appreciation will be made (without duplication) after deduction of all general, administrative and other operating expenses of the Master Fund (excluding the Incentive Fee) and any amounts necessary, in the Investment Manager’s sole discretion, as appropriate reserves for such expenses. “Fiscal Period” means each twelve-month period ending on the Master Fund’s fiscal year-end, provided that whenever the Master Fund conducts a share repurchase offer, each of the periods of time from the last Fiscal Period-end through the effective date of the repurchase offer and the period of time from the effective date of the repurchase offer through the next Fiscal Period-end also constitutes a Fiscal Period. The Investment Manager will not charge the Fund an Incentive Fee as long as substantially all of the assets of the Fund are invested in the Master Fund. The Fund indirectly bears a pro rata share of the Master Fund’s Incentive Fee, which was $183,994 from the Fund’s commencement of operations through June 30, 2014.

Expense Limitation and Reimbursement

The Investment Manager has entered into an Expense Limitation and Reimbursement Agreement (the “Expense Limitation and Reimbursement Agreement”) with the Fund to limit the amount of the Fund’s Specified Expenses (as defined below) to no more than 0.35% per annum of the Fund’s net assets (the “Expense Cap”) (computed and applied on a monthly basis). Specified Expenses includes all expenses incurred in the business of the Fund and the Fund’s pro rata share of the expenses of the Master Fund, including organizational costs, with the exception of: (i) the management fee, (ii) the Incentive Fee, (iii) the Service Fee, (iv) brokerage costs, (v) dividend/interest payments (including any dividend payments, interest expenses, commitment fees, or other expenses related to any leverage incurred by the Fund or the Master Fund), (vi) taxes, and (vii) extraordinary expenses (as determined in the sole discretion of the Investment Manager). To the extent that Specified Expenses for the Fund (including the Fund’s pro rata share of the Master Fund’s Specified Expenses) for any month exceed the Expense Cap, the Investment Manager will waive its fees and/or reimburse the Fund for expenses to the extent necessary to eliminate such excess. The Expense Limitation and Reimbursement Agreement cannot be terminated prior to January 23, 2017 without the Board’s consent. The Fund has agreed to repay the amounts borne by the Investment Manager under the Expense Limitation and Reimbursement Agreement within the three year period after the Investment Manager bears the expense, when and if requested by the Investment Manager, but only if and to the extent

Blackstone Real Estate Income Fund II

Notes to Financial Statements (Continued) (Unaudited)

For the Period April 1, 2014 (commencement of operations) to June 30, 2014 the Specified Expenses of the Fund (including the Fund’s pro rata share of the Master Fund’s Specified Expenses) are less than the lower of the Expense Cap and any expense limitation agreement then in effect with respect to the Specified Expenses. The repayment may not raise the level of Specified Expenses of the Fund (including the Fund’s pro rata share of the Master Fund’s Specified Expenses) in the month of repayment to exceed the Expense Cap.

As of June 30, 2014, the repayments that may potentially be made by the Fund to the Investment Manager are $135,584.

Distribution Agreement and Service Plan

Blackstone Advisory Partners L.P., an affiliate of the Investment Manager, acts as the distributor of the Shares (the “Distributor”). Pursuant to a distribution agreement between the Fund and the Distributor, the Fund pays the Distributor a shareholder servicing fee (the “Service Fee”) equal to 0.25% (annualized) of the average net assets of the Fund attributable to Advisor Class I Shares, in accordance with the Fund’s Service Plan.

6. Administration Agreements

The Master Fund and the Fund have entered into administration, custody and transfer agency agreements (the “Administration Agreements”) with State Street Bank and Trust Company (“State Street”). State Street and/or its affiliates are responsible for providing administration, custody and transfer agency services for the Master Fund and the Fund, including, but not limited to: (i) maintaining corporate and financial books and records of the Master Fund and the Fund, (ii) providing administration services and (iii) performing other accounting and clerical services necessary in connection with the administration of the Master Fund and the Fund. The services performed by State Street may be completed by one or more of its affiliated companies.

7. Financial Instruments and Off-Balance Sheet Risk

Market Risk: In the normal course of business, the Master Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Master Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the Master Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations.

Credit and Counterparty Risk: The Master Fund will be subject to credit risk with respect to the counterparties to its derivatives contracts (whether a clearing corporation in the case of exchange-traded instruments or another third party in the case of over-the-counter (“OTC”) instruments) purchased by the Master Fund. The Investment Manager will evaluate and monitor the creditworthiness of counterparties in order to ensure that such counterparties can perform their obligations under the relevant agreements. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Master Fund may experience significant delays in obtaining any recovery under the derivative contract in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy or other analogous proceeding. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative contract would typically be terminated at its fair market value. If the Master Fund is owed this fair market value in the termination of the derivative contract and its claim is unsecured, the Master Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying security. The Master Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Blackstone Real Estate Income Fund II

Notes to Financial Statements (Continued) (Unaudited)

For the Period April 1, 2014 (commencement of operations) to June 30, 2014

Currently, certain categories of interest rate and credit default swaps are subject to mandatory clearing, and more are expected to be cleared in the future. The counterparty risk for cleared derivatives is generally lower than for uncleared OTC derivative transactions because generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that a clearing house, or its members, will satisfy the clearing house’s obligations to the Master Fund. Counterparty risk with respect to certain exchange-traded and over-the-counter derivatives may be further complicated by recently enacted U.S. financial reform legislation. Cash collateral that has been pledged to cover obligations of the Master Fund under derivative financial instrument contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Liquidity Risk: Some securities held by the Master Fund may be difficult to sell, or illiquid, at particular during times of market turmoil. Illiquid securities may also be difficult to value. If the Master Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Master Fund may be forced to sell at a loss.

Non-Diversification Risk: The Master Fund is classified as a “non-diversified” investment company which means that the percentage of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. As a result, the Master Fund’s investment portfolio may be subject to greater risk and volatility than if investments had been made in the securities of a broad range of issuers.

Additional risks associated with each type of investment are described within the respective security type notes. The Master Fund’s prospectus includes a discussion of the principal risks of investing in the Master Fund and the Feeder Funds.

8. Subsequent Events

The Fund has evaluated the impact of subsequent events through the date of issuance of the financial statements and determined there were no subsequent events requiring adjustment to or disclosure in the financial statements, except as set forth below.

The Fund issued Shares subsequent to June 30, 2014 as follows:

Issue Date	Number of Shares	Amount
Institutional Class II Shares:
July 1, 2014	21,636	$22,005,000
August 1, 2014	8,753	$8,891,000

Blackstone Real Estate Income Fund II

Supplemental Information (Unaudited)

June 30, 2014

Board Consideration of the Investment Management Agreement

At an organizational meeting (the “Organizational Meeting”) of the Board of the Fund and the Master Fund held in person on December 17, 2013, the Board, including all of the trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”), considered the approval of the Investment Management Agreement (the “Advisory Agreement”) between the Fund and the Investment Manager.

The Independent Trustees were assisted in their review of the Advisory Agreement by their independent legal counsel in executive session separate from the representatives of the Fund and the Investment Manager. Prior to the meeting, the Board received (a) a memorandum prepared by independent legal counsel regarding the Board’s responsibilities and (b) materials prepared by the Investment Manager relating to, among other things, the Investment Manager’s qualifications to serve as investment manager; analysis of the fees and estimated expenses of the Fund as compared with a peer group of funds; and an analysis of the estimated profitability of the Advisory Agreement to the Investment Manager. At the meeting, the Board discussed the materials received, the terms of the Advisory Agreement, the expected operations of the Fund and other relevant considerations. Following this discussion, the Board, including all of the Independent Trustees, determined to approve the Advisory Agreement for an initial term of two years on the basis of the following considerations, among others:

Nature, Extent and Quality of the Services

The Trustees reviewed the investment objectives and policies of the Fund with the Investment Manager and the qualifications, backgrounds and responsibilities of the senior personnel of the Fund and the Master Fund, including the Investment Manager’s portfolio management team, that would be primarily responsible for the day-to-day management of the Fund and the Master Fund. The Board noted that the Fund currently intends to pursue its investment objective through the investment of substantially all of its investable assets in the Master Fund as part of a “master-feeder” structure.

The Trustees also discussed the Investment Manager’s operations and financial condition, including the Investment Manager’s: (1) significant investment in, commitment to, and ability to retain key personnel; (2) focus on analysis of real estate securities and real estate investments; (3) disciplined investment approach and commitment to investment principles; (4) significant investment in and commitment to personnel, including additional hiring and extensive training, and infrastructure, including research, risk management, and portfolio management analytics; (5) significant compliance efforts; (6) oversight of and plan for distribution of the Fund’s Shares; and (7) coordination and oversight of, and interaction with, service providers. The Board also noted that the Investment Manager will provide the Fund and the Master Fund with regulatory, compliance and certain administrative services, office facilities and officers (including the chief executive, chief financial, chief operating, chief legal and chief compliance officers). The Board concluded that the nature, extent and quality of the management and advisory services expected to be provided by the Investment Manager to the Fund were appropriate and thus supported a decision to approve the Advisory Agreement.

Costs of Services and Profitability

As newly organized funds, the Fund and the Master Fund had no historical cost or profitability information available at the time of the Organizational Meeting but the Board received and reviewed with the Investment Manager pro forma information regarding the projected costs and profitability to the Investment Manager and its affiliates of their services to the Fund and the Master Fund.

Blackstone Real Estate Income Fund II

Supplemental Information (Continued) (Unaudited)

June 30, 2014

In analyzing the estimated cost of services and profitability of the Investment Manager, the Trustees discussed the resources that the Investment Manager has devoted to, and has available to support, its activities in respect of the Fund and the Master Fund as well as the assessment of estimated costs and profitability provided by the Investment Manager. The Trustees reviewed the Management Fee rate and the total expected expense ratio and compared them to those of a peer group of funds selected by the Investment Manager. In addition, the Trustees reviewed the Incentive Fee payable by the Master Fund to the Investment Manager. The Board took into account the significant investment by, and cost to, the Investment Manager regarding service infrastructure to support the Fund and its investors. On the basis of the Trustees’ review of the fees to be charged by the Investment Manager for investment advisory and related services, the complex and highly specialized nature of the investment programs for the Fund and the Master Fund, the Investment Manager’s financial information and the estimated costs associated with managing the Fund and the Master Fund, the Trustees concluded that the Fund’s level of investment management fees was appropriate in light of the expected nature, quality and scope of services to be provided, the Management Fees and estimated overall expense ratios of comparable investment companies, and the cap on expenses established by the Expense Limitation and Reimbursement Agreement (See Note 5). In connection with these considerations, the Board took account that the Fund will incur and pay not only its own direct operating expenses but also will indirectly pay a share of the Master Fund’s expenses, including Management Fees, performance-based Incentive Fees, administrative fees, professional fees, and other operating expenses. The Master Fund also will incur trading expenses and expenses associated with any leveraging activities. The Board noted that the Fund did directly pay a management fee with respect to any period during which the only investment security held by the Fund is that of the Master Fund, and as a result, as long as the Fund continues to invest in the Master Fund as part of a master-feeder structure, investors in the Fund will incur a single fee for management services provided by the Investment Manager to the Fund and the Master Fund. Under the circumstances, the Board concluded that the profitability projected in the pro forma information was reasonable, but noted its speculative nature.

Economies of Scale

The Trustees discussed various financial and economic considerations relating to the proposed arrangement with the Investment Manager, including economies of scale. While noting that the management fees for the Fund and Master Fund would not decrease as the level of Fund assets increased, the Trustees concluded that the management fees reflect the Fund’s complex operations. No management fees will be paid directly by the Fund so long as the only investment security held by the Fund is that of the Master Fund. The Fund, as a shareholder of the Master Fund, will indirectly pay a portion of the Management Fee paid by the Master Fund to the Investment Manager. The Trustees noted that the amounts of assets that will be invested in the Fund and Master Fund are uncertain.

Other Benefits

The Trustees discussed other benefits that the Investment Manager may receive from the Fund and the Master Fund. The Trustees noted that the Investment Manager indicated it does not expect to receive significant ancillary benefits as a result of its relationship with the Fund and the Master Fund and that the Investment Manager does not realize or utilize “soft dollar” benefits from its relationship with the Fund and the Master Fund. The Board concluded that other benefits derived by the Investment Manager from its relationship with the Fund and the Master Fund, to the extent such benefits are identifiable or determinable, should be reasonable in light of the nature, quality and scope of investment management and other services to be provided to the Fund and the Master Fund by the Investment Manager and the expected costs of providing those services.

Blackstone Real Estate Income Fund II

Supplemental Information (Continued) (Unaudited)

June 30, 2014

Other Considerations

As noted above, the Fund will invest substantially all of its investable assets in the Master Fund, and the Fund’s performance therefore will be substantially dependent upon the performance of the Master Fund. As new funds, the Fund and the Master Fund had no historical performance or operating history available at the time of the Organizational Meeting. The Investment Manager provides investment management services to, and receives investment management fees for such services from, the Master Fund.

The Board evaluated the comparative information prepared and provided by the Investment Manager regarding the performance of other investment funds compareable to the Master Fund managed by the Investment Manager’s affiliates. On the basis of the Board’s assessment, the Board concluded that the Investment Manager was capable of generating a level of investment performance for the Master Fund and, therefore the Fund, that is appropriate in light of the Fund’s investment objective, policies and strategies and competitive with comparable funds.

Conclusion

The Board, including all of the Independent Trustees, concluded that the fees payable under the Advisory Agreement were fair and reasonable with respect to the services that the Investment Manager provides to the Fund and the Master Fund and in light of the other factors described above and additional factors that the Board deemed relevant. The Board based its decision on an evaluation of all these factors as a whole and did not consider any one factor as all-important or controlling. The Independent trustees were also assisted by their independent counsel in making this determination.

Form N-Q Filings

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information regarding operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policies

The Fund and the Master Fund have delegated proxy voting responsibilities to the Investment Manager, subject to the Board’s general oversight. A description of the policies and procedures used to vote proxies related to the Fund’s and the Master Fund’s portfolio securities, and information regarding how the Fund and the Master Fund voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30, 2014 is available (1) without charge, upon request, by calling toll free, 1-800-248-1621 and (2) on the SEC’s website at http://www.sec.gov.

Additional Information

The Fund’s registration statement includes additional information about the Trustees of the Fund. The registration statement is available, without charge, upon request by calling 1-855-890-7725.

Privacy Policy

This privacy policy sets forth Blackstone Real Estate Income Advisors L.L.C.’s (the “Investment Manager”) policies with respect to nonpublic personal information of individual investors, shareholders, prospective investors and former investors of investment funds managed by the Investment Manager. These policies apply to individuals only and are subject to change.

The Investment Manager collects nonpublic personal information about shareholders from the information it receives in subscription agreements and information relating to a shareholder’s transactions with the Investment Manager.

The Investment Manager does not disclose any nonpublic personal information about the shareholders to anyone other than (i) fund administrators and other service providers as necessary, (ii) The Blackstone Group L.P. and its affiliates (“Blackstone”) in order to determine the shareholder’s eligibility for services offered by Blackstone, and (iii) as permitted by law.

A shareholder may limit the extent to which the Investment Manager shares the shareholder’s personal information with Blackstone by calling 800-248-1621. The Investment Manager is required to share the shareholder’s personal information with Blackstone in order to determine the shareholder’s eligibility for investment services offered by Blackstone. However, the Investment Manager still may share such personal information with Blackstone as necessary to service such shareholder’s investment with the Investment Manager or under other circumstances permitted by law. Blackstone also may market investment services to shareholders where Blackstone has its own relationship with a shareholder. Once a shareholder has informed the Investment Manager about his or her privacy preferences, they will remain in effect until the shareholder notifies the Investment Manager otherwise.

It also may be necessary under anti-money laundering and similar laws to disclose information about shareholders in order to accept subscriptions from them. The Investment Manager also will release information about shareholders if compelled to do so by law in connection with any government request or investigation, or if any shareholders direct the Investment Manager to do so.

Blackstone Real Estate Income Master Fund

Schedule of Investments (Unaudited)

June 30, 2014

Portfolio Composition	Percentage of Total Net Assets
Commercial Mortgage-Backed Securities	122.5%
Common Stock	3.3%
Repurchase Agreements	33.5%
Securities Sold Short	(33.3)%
Other Assets and Liabilities(1)	(26.0)%

Total	100.0%

(1)

Assets, other than investments in securities, net of other liabilities. See Statement of Assets and Liabilities. A significant portion of this balance is due to an open payable for investments purchased.

See Notes to Financial Statements.

Blackstone Real Estate Income Master Fund

Schedule of Investments (Unaudited)

June 30, 2014

	Principal Amount	Value

LONG-TERM INVESTMENTS — 125.8%
COMMERCIAL MORTGAGE-BACKED SECURITIES — 122.5%
American Homes 4 Rent, 2.75%, 06/17/31 (a),(b),(c)	$3,794,144	$3,783,155
Aventura Mall Trust, Series 2013-AVM, Class E, 3.87%, 12/05/32 (a),(b),(c)	4,728,000	4,568,254
Banc of America Merrill Lynch, Series 2014-FRR5, Class A714, 0.00%, 01/27/47 (a),(b),(d)	14,843,755	10,153,394
CGBAM Commercial Mortgage Trust, Series 2014-HD, Class E, 3.15%, 02/15/31 (a),(b),(c)	1,379,689	1,381,594
Citigroup Commercial Mortgage Trust,
Series 2012-GC8, Class E, 5.00%, 09/10/45 (a),(b),(c)	6,296,926	5,709,383
Series 2013-375 P, Class E, 3.63%, 05/10/35 (a),(b),(c),(e)	17,740,676	15,927,094
Colony American Homes Single-Family Rental Pass-Through Certificates, Series 2014-2A, Class E, 3.35%, 07/17/31 (a),(b),(c)	17,238,100	17,233,635
Colony American Homes, Series 2014-1A, Class E, 3.05%, 05/17/31 (a),(b),(c)	19,994,841	19,668,099
Commercial Mortgage Pass-Through Certificates, Series 2014-KYO, Class F, 3.65%, 06/11/27 (b),(c)	36,838,000	36,867,019
Commercial Mortgage Trust,
Series 2012-CR5, Class F, 4.48%, 12/10/45 (a),(b),(c)	12,489,160	10,718,969
Series 2013-CR8, Class E, 4.00%, 06/10/46 (b),(c),(e)	5,000,000	4,002,124
Series 2013-LC6, Class XC, 0.93%, 01/10/46 (a),(b),(c)	92,323,222	4,789,069
Series 2014-UBS3, Class D, 4.82%, 06/10/47 (a),(b),(c)	7,883,000	7,439,190
Equity Mezzanine Trust, Series 2014-INMZ, Class M, 4.90%, 05/08/31 (a),(b),(c)	17,500,000	17,519,534
Equity Mortgage Trust,
Series 2014-INNS, Class E, 3.60%, 05/08/31 (b),(c),(e)	40,000,000	40,026,461
Series 2014-INNS, Class F, 4.05%, 05/08/31 (b),(c),(e)	20,000,000	20,029,494
GRACE Mortgage Trust, Series 2014-GRCE, Class F, 3.59%, 06/10/28 (b),(c),(e)	9,429,000	8,982,416
GS Mortgage Securities Trust, Series 2012-GCJ9, Class E, 5.02%, 11/10/45 (a),(b),(c)	10,250,422	9,108,182
JP Morgan Chase Commercial Mortgage Securities Trust,
Series 2013-C16, Class XC, 1.43%, 2/15/46 (a),(b),(c)	36,883,521	3,106,100
Series 2013-LC11, Class E, 3.25%, 04/15/46 (a),(b),(c)	4,728,280	3,523,685
Series 2014-INN, Class E, 3.75%, 06/15/29 (a),(b),(c)	10,000,000	9,998,000
JPMBB Commercial Mortgage Securities, Series 2014-C19, Class XC, 1.01%, 04/15/47 (a),(b),(c)	28,065,772	1,734,569
Ladder Capital Commercial Mortgage Trust Series 2014-909, Class E, 3.90%, 05/15/31 (b),(c),(e)	10,000,000	9,492,289
LB-UBS Commercial Mortgage Trust, Series 2006-C7, Class AJ SEQ, 5.41%, 11/15/38 (a)	14,541,192	12,784,996

See Notes to Financial Statements.

Blackstone Real Estate Income Master Fund

Schedule of Investments (Continued) (Unaudited)

June 30, 2014

	Principal Amount	Value
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2012-C5, Class G, 4.50%, 08/15/45 (a),(b)	$12,300,651	$10,513,358
Series 2013-C10, Class F, 4.22%, 07/15/46 (a),(b),(c)	10,598,802	8,677,013
Series 2013-C12, Class E, 4.93%, 10/15/46 (a),(b),(c)	6,233,532	5,511,526
Series 2013-C7, Class F, 4.44%, 02/15/46 (a),(b),(c)	10,844,953	9,053,420
Series 2013-C9, Class E, 4.30%, 05/15/46 (a),(b),(c)	5,516,000	4,700,992
Series 2013-C9, Class F, 4.30%, 05/15/46 (a),(c)	4,364,588	3,592,222
Series 2014-C15, Class E, 5.06%, 04/15/47 (a),(b),(c)	4,000,000	3,588,437
Series 2014-C16, Class D, 4.76%, 06/15/47 (a),(b),(c)	15,000,000	14,121,526
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class AJ, 5.37%, 11/15/48 (c),(e)	22,785,682	22,436,604
WF-RBS Commercial Mortgage Trust,
Series 2014-C20, Class D, 3.99%, 05/15/47 (a),(b)	2,956,114	2,582,044
Series 2014-C20, Class XA, 1.42%, 05/15/47 (a),(c)	84,083,413	6,736,061

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (COST $366,532,782)		370,059,908

	Shares	Value

COMMON STOCK — 3.3%
REITs—Mortgage — 3.3%
Apollo Commercial Real Estate Finance, Inc. (a)	596,792	9,841,100

TOTAL COMMON STOCK (COST $9,859,004)		9,841,100

	Principal Amount	Value

SHORT-TERM INVESTMENTS — 33.5%
REPURCHASE AGREEMENTS — 33.5%
Bank of America Merrill Lynch:
Dated 06/27/14, with a maturity date of 08/19/14, an interest rate of 0.01%, collateralized by USD 30,000,000 U.S. Treasury Notes 2.75%, due 02/15/24 and a market value, including accrued interest of $31,129,901.	$31,129,875	$31,129,875
Dated 06/02/14, with a maturity date of 08/19/14, an interest rate of (0.02)%, collateralized by USD 10,000,000 U.S. Treasury Notes 2.50%, due 05/15/24 and a market value, including accrued interest of $10,073,285.	10,074,852	10,074,852
Dated 06/03/14, with a maturity date of 08/19/14, an interest rate of (0.01)%, collateralized by USD 20,000,000 U.S. Treasury Notes 2.50%, due 05/15/24 and a market value, including accrued interest of $20,072,683.	20,075,694	20,075,694

See Notes to Financial Statements.

Blackstone Real Estate Income Master Fund

Schedule of Investments (Continued) (Unaudited)

June 30, 2014

	Principal Amount	Value
Dated 06/16/14, with a maturity date of 08/19/14, an interest rate of (0.09)%, collateralized by USD 40,000,000 U.S. Treasury Notes 2.50%, due 05/15/24 and a market value, including accrued interest of $39,947,352.	$39,948,750	$39,948,750

TOTAL REPURCHASE AGREEMENTS (COST $101,229,171)		101,229,171

TOTAL INVESTMENTS IN SECURITIES — 159.3% (COST $477,620,957) (f)		481,130,179

TOTAL SECURITIES SOLD SHORT — (33.3)% (PROCEEDS $99,707,646)		(100,498,834)

Other Assets and Liabilities — (26.0)% (g)		(78,655,106)

Net Assets — 100.0%		$301,976,239

SECURITIES SOLD SHORT — (33.3)%
U.S. TREASURY NOTES — (33.3)%
U.S. Treasury Notes,
2.50%, 05/15/24	70,000,000	$(69,841,407)
2.75%, 02/15/24	30,000,000	(30,657,427)

TOTAL U.S. TREASURY NOTES (PROCEEDS $99,707,646)		(100,498,834)

TOTAL SECURITIES SOLD SHORT — (33.3)% (PROCEEDS $99,707,646)		$(100,498,834)

Footnote Legend:

(a)	All or a portion of this security is segregated to cover obligations related to open swap contracts.
(b)	Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. Security may only be sold to qualified institutional buyers unless registered under the Securities Act of 1933, as amended, or otherwise exempt from registration.
(c)	Variable/floating interest rate security. Rate presented is as of June 30, 2014.
(d)	Non-interest bearing bond.
(e)	All or a portion of this security has been pledged as collateral in connection with open reverse repurchase agreements.
(f)	Also represents cost for federal tax purposes.
(g)	Assets, other than investments in securities, net of other liabilities. See Statement of Assets and Liabilities. A significant portion of this balance is due to an open payable for investments purchased.

Abbreviation Legend:
REITs:	Real Estate Investment Trusts

See Notes to Financial Statements.

Blackstone Real Estate Income Master Fund

Schedule of Investments (Continued) (Unaudited)

June 30, 2014

Reverse Repurchase Agreements Outstanding as of June 30, 2014

Counterparty	Interest Rate	Trade Date	Maturity Date(1)	Face Value	Face Value Including Accrued Interest
Bank of America Merrill Lynch	1.70%	06/26/14	08/19/14	$7,430,000	$7,431,403
Bank of America Merrill Lynch	1.65%	06/19/14	07/18/14	26,000,000	26,013,108
Bank of America Merrill Lynch	1.65%	06/19/14	07/18/14	12,000,000	12,006,050
Bank of America Merrill Lynch	1.83%	06/13/14	08/19/14	5,746,000	5,750,966
Bank of America Merrill Lynch	1.83%	06/06/14	08/19/14	2,211,000	2,213,697
Bank of America Merrill Lynch	1.83%	06/24/14	08/19/14	6,149,000	6,150,875
Bank of America Merrill Lynch	1.83%	06/06/14	08/19/14	15,790,000	15,809,264

Total Reverse Repurchase Agreements Outstanding				$75,326,000	$75,375,363

OTC Credit Default Swaps on Index (Sell Protection)—Outstanding at June 30, 2014

Reference Obligation	Rating	The Master Fund Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Notional Amount(2)	Market Value	Upfront Premium Paid (Received)	Unrealized Appreciation
CMBX.NA.BB.6	BB	5.00%	05/26/63	Morgan Stanley Capital Services LLC	10,0000,000 USD	$248,840	$243,563	$5,277
CMBX.NA.BB.6	BB	5.00%	01/26/47	Morgan Stanley Capital Services LLC	5,000,000 USD	36,264	(9,739)	46,003
CMBX.NA.BBB.7	BBB	3.00%	01/26/47	Citibank, N.A.	4,425,510 USD	6,300	(139,592)	145,892
CMBX.NA.BB.6	BB	5.00%	05/26/63	Citibank, N.A.	34,436,470 USD	884,780	551,403	333,377
CMBX.NA.BB.6	BB	5.00%	05/26/63	Citibank, N.A.	26,765,740 USD	662,322	(360,964)	1,023,286
CMBX.NA.BB.7	BB	5.00%	01/26/47	Citibank, N.A.	7,399,410 USD	53,666	(234,934)	288,600

Total OTC Credit Default Swaps on Index (Sell Protection)						$1,892,172	$49,737	$1,842,435

(1)	Maturity dates were extended to 11/19/14 subsequent to the financial statement date.
(2)	The maximum potential amount the Master Fund could be required to pay as a seller of credit protection if a credit even occurs as defined under the terms of that particular swap agreement.

See Notes to Financial Statements.

Blackstone Real Estate Income Master Fund

Statement of Assets and Liabilities (Unaudited)

As of June 30, 2014

Assets:
Investment in securities, at value (cost $376,391,786)	$379,901,008
Investment in repurchase agreements (cost $101,229,171)	101,229,171

Total in securities at value (identified cost $477,620,957)	481,130,179
Cash	15,777,993
Restricted cash segregated with counterparties for swaps	17,605,426
Swaps contracts, premium paid	794,966
Unrealized appreciation on swap contracts	1,842,435
Interest receivable	1,119,161
Dividends receivable	238,717
Deferred offering costs	72,042

Total assets	518,580,919

Liabilities:
Securities sold short, at value (proceeds of $99,707,646)	100,498,834
Payable for reverse repurchase agreements	75,375,363
Payable for investments purchased	36,838,000
Swaps contracts, premium received	745,229
Interest payable on securities sold short	538,563
Payable for open swap contracts	378,138
Payable to Investment Manager	96,261
Management fees payable	977,872
Incentive fees payable	942,748
Accrued expenses	213,672

Total liabilities	216,604,680

Net Assets	$301,976,239

Components of Net Assets:
Investors’ capital	$297,415,770
Unrealized appreciation on investments	4,560,469

Net Assets	$301,976,239

See Notes to Financial Statements.

Blackstone Real Estate Income Master Fund

Statement of Operations (Unaudited)

For the Period April 1, 2014 (commencement of operations) to June 30, 2014

Investment Income:
Interest	$2,333,002
Dividends	238,717

Total investment income	2,571,719

Expenses:
Management fees	977,872
Administration fees	23,577
Custodian and accounting fees	40,454
Transfer agent fees	27,635
Professional fees	39,709
Trustees’ fees and expenses	38,958
Interest on securities sold short	328,601
Interest expense	75,102
Amortization of offering costs	24,219
Miscellaneous	66,375

Total expenses gross of Incentive Fees	1,642,502

Net Investment Income gross of Incentive Fees	929,217

Incentive fees	942,748

Net Investment Loss	(13,531)

Realized and Unrealized Gain (Loss):
Net realized gain:
Investments	301,092
Swap contracts	524,207

Net realized gain	825,299

Change in unrealized appreciation (depreciation):
Investments	3,509,222
Securities sold short	(791,188)
Swap contracts	1,842,435

Net change in unrealized appreciation (depreciation)	4,560,469

Net realized and unrealized gain	5,385,768

Net Increase in net assets from operations	$5,372,237

See Notes to Financial Statements.

Blackstone Real Estate Income Master Fund

Statement of Changes in Net Assets (Unaudited)

For the Period April 1, 2014 (commencement of operations) to June 30, 2014

Increase (Decrease) in Net Assets
Operations:
Net investment loss	$(13,531)
Net realized gain on investments	825,299
Net change in unrealized appreciation (depreciation) from investments, securities sold short and swap contracts	4,560,469

Net increase in net assets from operations	5,372,237

Capital Transactions:
Contributions	296,902,361
Withdrawals	(468,359)

Net increase in net assets from capital transactions	296,434,002

Net increase in net assets	301,806,239

Net Assets:
Beginning of period	170,000

End of period	$301,976,239

See Notes to Financial Statements.

Blackstone Real Estate Income Master Fund

Statement of Cash Flows (Unaudited)

For the Period April 1, 2014 (commencement of operations) to June 30, 2014

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$5,372,237
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities
Net realized gain from investments	(301,092)
Net unrealized appreciation of investments	(3,509,222)
Net unrealized depreciation of securities sold short	791,188
Purchases in investments in securities	(415,147,915)
Proceeds from disposition of investments in securities	39,331,041
Increase in repurchase agreements	(101,229,171)
Proceeds from securities sold short	99,707,646
Net accretion of bond discount and amortization of bond premium	(273,820)
Increase in swaps contracts, premiums paid	(794,966)
Increase in unrealized appreciation on swap contracts	(1,842,435)
Increase in interest receivable	(1,119,161)
Increase in dividends receivable	(238,717)
Increase in restricted cash segregated with counterparties for swaps	(17,605,426)
Increase in deferred offering costs	(72,042)
Increase in payable for investments purchased	36,838,000
Increase in swaps contracts, premiums received	745,229
Increase in interest payable on securities sold short	538,563
Increase in payable for periodic payments from swap contracts	378,138
Increase in payable to Investment Manager	96,261
Decrease in payable for organization costs	(30,000)
Increase in Management Fees payable	977,872
Increase in Incentive Fees payable	942,748
Increase in accrued expenses	213,672

Net cash used in operating activities	(356,231,372)

Cash Flows from Financing Activities:
Proceeds from contributions	296,902,361
Cash paid for redemptions	(468,359)
Proceeds from reverse repurchase agreements	82,647,000
Repayment of reverse repurchase agreements	(7,321,000)
Increase in interest payable on reverse repurchase agreements	49,363

Net cash provided by financing activities	371,809,365

Net increase in cash	15,577,993

Cash, beginning of period	200,000

Cash, end of period	$15,777,993

Supplemental Disclosure of Cash Flow Information:
Cash paid during the period for interest	$25,739

See Notes to Financial Statements.

Blackstone Real Estate Income Master Fund

Financial Highlights (Unaudited)

For the period April 1, 2014 (commencement of operations) to June 30, 2014

Total Investment Return(1)	2.07%
Ratios to Average Net Assets:(2)
Expenses net of Incentive Fees(3)	2.81%
Incentive Fees	1.62%

Expenses gross of Incentive Fees(3)	4.43%

Net investment income gross of Incentive Fees	1.59%
Net investment loss	(0.03)%
Supplementary Data:
Net assets, end of period (000 omitted)	$301,976

Portfolio Turnover(4)	20%

(1)	Total return has not been annualized.
(2)	Financial ratios have been annualized.
(3)	Includes interest and dividend expense on securities sold short and reverse repurchase agreements of 0.68% for the period ended June 30, 2014.
(4)	Percentage represents the results for the period and is not annualized.

See Notes to Financial Statements.

Blackstone Real Estate Income Master Fund

Notes to Financial Statements (Unaudited)

For the Period April 1, 2014 (commencement of operations) to June 30, 2014

1. Organization

Blackstone Real Estate Income Master Fund (the “Master Fund”), a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), is a non-diversified, closed-end management investment company. Blackstone Real Estate Income Fund (“Feeder Fund I”) and Blackstone Real Estate Income Fund II (“Feeder Fund II” and together with Feeder Fund I, the “Feeder Funds”) invest substantially all of their assets in the Master Fund. The Master Fund commenced investment operations on April 1, 2014. The Master Fund’s investment objective is to seek long-term total return, with an emphasis on current income, by primarily investing in a broad range of real estate-related debt investments.

The investment manager of the Master Fund and the Feeder Funds is Blackstone Real Estate Income Advisors L.L.C. (the “Investment Manager”), a registered investment advisor under the Investment Advisers Act of 1940, as amended. The Board of Trustees (the “Board” and each member a “Trustee”) of the Master Fund and Feeder Funds supervises the conduct of the Master Fund’s and Feeder Funds’ affairs and, pursuant to the investment management agreement (the “Investment Management Agreement”), has engaged the Investment Manager to manage the Master Fund’s and Feeder Funds’ day-to-day investment activities and operations.

2. Basis of Presentation

The Master Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are stated in U.S. dollars.

The preparation of the financial statements in accordance with U.S. GAAP requires management to make certain estimates and assumptions that affect the amount of reported assets, liabilities, and the disclosure of contingent assets and liabilities. Actual results could differ from these estimates and these differences could be material.

3. Significant Accounting Policies

Fair Value Measurements

For purposes of calculating the Master Fund’s net asset value (“NAV”), the Master Fund values its investments in securities, securities sold short, derivative financial instruments and other investments (together, the “investments”) based on market quotations or at fair value. Market quotations can be obtained from third party pricing service providers or broker-dealers. U.S. GAAP defines fair value as the price that the Master Fund would receive to sell an asset or pay to transfer a liability (i.e. the exit price) in an orderly transaction between market participants at the measurement date. The Board has established procedures for determining the fair value of investments (the “Valuation Procedures”). The Board has delegated to the Investment Manager day-to-day responsibility for implementing the Valuation Procedures. The Investment Manager provides oversight of the valuation and pricing function of the Master Fund for all investments. Pursuant to the Valuation Procedures, if market quotations are not readily available (or are otherwise not reliable for a particular investment), the fair value will be determined in good faith by the Investment Manager, and such determinations shall be reported to the Board. Due to the inherent uncertainty of these estimates, estimates of fair value may differ from the values that would have been used had a ready market for these investments existed and the differences could be material. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker-dealer quotations). In addition, market quotations are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has

Blackstone Real Estate Income Master Fund

Notes to Financial Statements (Continued) (Unaudited)

For the Period April 1, 2014 (commencement of operations) to June 30, 2014 delegated to the Investment Manager the responsibility for monitoring significant events that may materially affect the values of the Master Fund’s investments and for determining whether the value of the applicable investments should be re-evaluated in light of such significant events.

Fixed Income Securities

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by broker-dealer quotations or third party pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider the attributes applicable to a particular class of the security (e.g. credit rating, seniority), current market data, estimated cash flows and relative market yield for each class, and incorporate deal collateral performance, as available.

Short Sales

The Master Fund may sell securities short (a “Short Sale”). A Short Sale is a transaction whereby the Master Fund sells securities it does not own in anticipation of a decline in the market price of those securities, whereby the Master Fund’s broker will execute a stock borrow transaction to deliver the securities resulting from the Master Fund’s Short Sale. The Master Fund is obligated to repurchase the securities at the market price at the time of replacement. The Master Fund’s obligations to replace the securities in connection with a Short Sale are secured by collateral. Upon entering into a Short Sale, the Master Fund establishes a liability which is recorded as securities sold short in the Statement of Assets and Liabilities to represent securities due under the Short Sale agreement. The Master Fund is liable to pay any dividends declared and/or interest income earned during the period the Short Sale is open. These dividends and interest are recorded as dividend and interest expense on securities sold short in the Statement of Operations. Unrealized appreciation or depreciation for the difference between the proceeds received and the fair value of the open Short Sale position is recorded as net unrealized appreciation or depreciation from investments in securities in the Statement of Operations. A realized gain or loss is recognized when the short position is closed as a realized gain or loss from investments in securities in the Statement of Operations.

Equity Securities

Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded.

OTC Derivative Financial Instruments

Derivative financial instruments, such as swap agreements, derive their value from underlying referenced instruments or obligations, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by third party pricing service providers or based on broker dealer quotations. Depending on the product and the terms of the transaction, the value of derivative financial instruments can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates.

Blackstone Real Estate Income Master Fund

Notes to Financial Statements (Continued) (Unaudited)

For the Period April 1, 2014 (commencement of operations) to June 30, 2014

Investment Transactions and Related Investment Income

Investment transactions are recorded as of the trade date for financial reporting purposes. Interest income, which includes amortization of premiums and accretion of discounts on non-defaulted fixed income securities, is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Realized gains and losses on investments are determined on the identified cost basis using the first in first out methodology.

Cash

At June 30, 2014, the Master Fund held $15,777,993 at a major U.S. bank.

Contingencies

Under the Master Fund’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”), the Master Fund’s officers and each Trustee are indemnified against certain liabilities that may arise out of the performance of their duties to the Master Fund. Additionally, in the normal course of business, the Master Fund may enter into contracts that contain a variety of representations and indemnification obligations and expects the risk of loss to be remote. Each Feeder Fund bears its pro rata share of the Master Fund’s expenses, subject to reimbursement by the Investment Manager, pursuant to an expense limitation and reimbursement agreement between each Feeder Fund and the Investment Manager (the “Expense Limitation and Reimbursement Agreements”).

Income Taxes

The Master Fund is classified as a partnership for federal income tax purposes. As such, each investor in the Master Fund is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Fund. Therefore, no federal income tax provision is required. The Master Fund plans to file U.S. Federal and various state and local tax returns. All the Master Fund’s assets will be managed so that the Feeder Funds can satisfy the requirements of Subchapter M of the Internal Revenue code of 1986, as amended.

Organization Costs

Organization costs associated with the establishment of each Feeder Fund, including organization costs allocated from the Master Fund, were expensed by the Feeder Fund and reimbursed by the Investment Manager, prior to the Feeder Fund’s commencement of operations, subject to the Expense Limitation and Reimbursement Agreement (See Note 5 of each Feeder Fund’s financial statements).

Offering Costs

At June 30, 2014 the Master Fund had $96,261 payable to the Investment Manager for offering costs paid by the Investment Manager on behalf of the Master Fund and the Feeder Funds. Offering costs will be amortized over 12 months on a straight-line basis.

Reverse Repurchase Agreements

The Master Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Master Fund sells a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date, under the terms of a Master Repurchase Agreement (“MRA”). The Master Fund is entitled to receive

Blackstone Real Estate Income Master Fund

Notes to Financial Statements (Continued) (Unaudited)

For the Period April 1, 2014 (commencement of operations) to June 30, 2014 principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement and has the opportunity to earn a return on the collateral furnished by the counterparty to secure its obligation to redeliver the securities. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Master Fund to counterparties is reflected as a liability. Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Master Fund may decline below the price of the securities the Master Fund is obligated to repurchase. The Master Fund’s use of reverse repurchase agreements also subjects the Master Fund to interest costs based on the difference between the sale and repurchase price of a security involved in such a transaction. Additionally, repurchase agreements and reverse repurchase agreements entail the same risks as over-the-counter derivatives, as described below. These include the risk that the counterparty to the agreement may not be able to fulfill its obligations, including, for example, if the value of the securities subject to repurchase exceed the Master Fund’s liability under the reverse repurchase agreement, that the parties may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. Securities subject to repurchase under reverse repurchase agreements, if any, are designated as such in the Schedule of Investments. Due to the short term nature of the reverse repurchase agreements, face value approximates fair value. As of June 30, 2014, the face value of open reverse repurchase agreements was $75,326,000. The weighted average daily balance of reverse repurchase agreements outstanding during the period ended June 30, 2014 was approximately $14,387,648 at a weighted average daily interest rate of 1.76%. An MRA contains provisions for, among other things, initiation, income payments, events of default and maintenance of securities for repurchase agreements. An MRA may also permit, upon the occurrence of an event of default by one party, the offsetting of obligations under the MRA against obligations under other agreements with the same counterparty to create one single net payment in the event of default or similar events, including the bankruptcy or insolvency of a counterparty. The following table presents the reverse repurchase agreements, which are subject to enforceable MRA’s, as well as the collateral delivered related to those reverse repurchase agreements.

Counterparty	Reverse Repurchase Agreements	Collateral Pledged to Counterparty(1)	Net Amount
Bank of America Merrill Lynch	$75,375,363	$(75,375,363)	$—

(1)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

Repurchase Agreements

Repurchase agreements typically involve the acquisition by the Master Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Master Fund will sell the securities back to the institution at a fixed time in the future. The Master Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Master Fund could experience both delays in liquidating the underlying securities and losses, including: (1) possible decline in the value of the underlying security during the period in which the Master Fund seeks to enforce its rights thereto; (2) possible lack of access to income on the underlying security during this period; and (3) expenses of enforcing its rights. In addition, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Master Fund generally will seek to liquidate such collateral. However, the exercise of the Master Fund’s right

Blackstone Real Estate Income Master Fund

Notes to Financial Statements (Continued) (Unaudited)

For the Period April 1, 2014 (commencement of operations) to June 30, 2014 to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Master Fund could suffer a loss.

4. Derivative Financial Instruments

Swap Agreements

The Master Fund may enter into total return, interest rate, and credit default swap agreements (“swaps”). Swaps are typically bilaterally negotiated agreements between the Master Fund and a counterparty in which the Master Fund and counterparty agree to make either periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the over-the-counter market or may be executed in a multilateral or other trade facility platform, such as a registered exchange.

The Master Fund may enter into swap agreements for the purposes of managing exposure to interest rates, credit or market risk, or for other purposes. In connection with these agreements, securities or cash (“segregated cash” or “collateral”) may be paid or received, as applicable, by the Master Fund as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Master Fund as collateral for Swaps identified in the Schedule of Investments and segregated cash, if any, are reflected on the Statement of Assets and Liabilities.

Credit Default Swaps: The Master Fund may enter into OTC credit default swap contracts to hedge credit risk, to hedge market risk, or to gain exposure on single-name issues and/or baskets of securities. In an OTC credit default swap contract, the protection buyer typically makes an upfront payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructurings and obligation acceleration. An upfront payment received by the Master Fund or made by the Master Fund is recorded as a liability or asset, respectively, in the Statement of Assets and Liabilities. Periodic payments received or paid by Master Fund are recorded as realized gains or losses. OTC credit default swap contracts are marked to market daily and the change is recorded as an unrealized gain or loss on swaps. Upon the occurrence of a credit event, the difference between the par value and the market value of the reference obligation, net of any proportional amount of upfront payment, is recorded as a realized gain or loss on swaps.

At June 30, 2014, the Master Fund had the following derivative financial instruments, presented on a gross basis and categorized by risk exposure:

	Asset Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Credit	Swap contracts, premiums paid and unrealized appreciation	$1,892,172

Blackstone Real Estate Income Master Fund

Notes to Financial Statements (Continued) (Unaudited)

For the Period April 1, 2014 (commencement of operations) to June 30, 2014

The following tables present information about the amount of net realized gain (loss) and net unrealized appreciation (depreciation) on derivative financial instruments for the period ended June 30, 2014:

Statement of Operations Location—Net Realized Gain (loss)	Credit
Swap contracts	$524,207

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Credit
Swap contracts	$1,842,435

The average notional amounts below represent the average volume for the period ended June 30, 2014:

Derivative Description	Average Notional or Face Amount (a)
Swap contracts	$60,087,197

(a)	Averages are based on activity levels during the period April 1, 2014 (commencement of operations) through June 30, 2014.

The following table represents the Master Funds’ derivative financial instrument asset and liabilities by counterparty net of related collateral received/pledged by the Fund as of June 30, 2014:

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amount of Assets Presented in Statement of Assets and Liabilities	Derivative Financial Instruments Available to Offset	Cash Collateral Received(1)	Net Amount(2)
Citibank N.A.	$1,607,068	$—	$(1,607,068)	$—
Morgan Stanley Capital Services LLC	285,104	—	(285,104)	—

	$1,892,172	$—	$(1,892,172)	$—

(1)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

(2)	Net amount represents the net amount receivable from the counterparty in the event of default.

5. Fair Value Hierarchy

Current fair value guidance defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The hierarchy established under the fair value guidance gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in

Blackstone Real Estate Income Master Fund

Notes to Financial Statements (Continued) (Unaudited)

For the Period April 1, 2014 (commencement of operations) to June 30, 2014 determining fair value is greatest for investments categorized in Level 3. The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

Investments measured and reported at fair value are classified and disclosed in one of the following levels within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement:

Level 1 – quoted prices are available in active markets for identical investments as of the measurement date. The Master Fund does not adjust the quoted price for these investments.

Level 2 – quoted prices are available in markets that are not active or model inputs are based on inputs that are either directly or indirectly observable as of the measurement date.

Level 3 – pricing inputs are unobservable and include instances where there is little, if any, market activity for the investment. Inputs reflect the best estimate of what market participants would use in determining fair value of investments as of the measurement date.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the fair value hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

The following is a summary categorization, as of June 30, 2014, of the Master Fund’s investments based on the level of inputs utilized in determining the value of such investments:

Asset Description:	Level 1	Level 2	Level 3	Total
Investments in Securities:
Commercial Mortgage-Backed Securities	$—	$370,059,908	$—	$370,059,908
Common Stock	9,841,100	—	—	9,841,100
Repurchase Agreements	—	101,229,171	—	101,229,171
Total Investment in Securities:	$9,841,100	$471,289,079	$—	$481,130,179
Cash	15,777,993	—	—	15,777,993
Restricted cash segregated with counterparties for swaps	17,605,426	—	—	17,605,426
OTC Credit Default Swaps	—	1,892,172	—	1,892,172
Total Assets	$43,224,519	$473,181,251	$—	$516,405,770
Liability Description:
Securities Sold Short	$—	$100,498,834	$—	$100,498,834
Reverse Repurchase Agreements	—	75,375,363	—	75,375,363
Total Liabilities	$—	$175,874,197	$—	$175,874,197

Blackstone Real Estate Income Master Fund

Notes to Financial Statements (Continued) (Unaudited)

For the Period April 1, 2014 (commencement of operations) to June 30, 2014

6. Fund Terms

Issuance of Shares

The Master Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $.001 per share, of the Master Fund (the “Common Shares”). No public market exists for the Common Shares, and none is expected to develop. The Common Shares are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Declaration of Trust.

Repurchase of Shares

Repurchases will be made only at such times and on such terms as may be determined by the Master Fund’s Board, in its sole discretion.

7. Related Party Transactions

Management Fee

In consideration of the advisory and other services to be provided by the Investment Manager to the Master Fund pursuant to the Investment Management Agreement, the Master Fund pays the Investment Manager an annual fee, payable quarterly and accruing monthly, in an amount equal to 1.50% of the Master Fund’s Managed Assets. “Managed Assets” means net assets, plus the amount of leverage for investment purposes. The Management Fee was $977,872 from the Master Fund’s commencement of operations through June 30, 2014.

Incentive Fee

The Master Fund accrues a performance-based incentive fee (the “Incentive Fee”) on a monthly basis throughout the fiscal year of the Master Fund. The Incentive Fee is paid to the Investment Manager promptly after the end of each fiscal year of the Master Fund. The Incentive Fee is determined as of the end of the fiscal year in an amount equal to 15% of the amount by which the Master Fund’s Net Capital Appreciation (as defined below) for each Fiscal Period (as defined below) ending within or coterminous with the close of such fiscal year exceeds the balance of the loss carryforward account and any allocated management Fee expense for such fiscal period, without duplication for any Incentive Fees paid during such fiscal year. The Master Fund also pays the Investment Manager the Incentive Fee in the event a Fiscal Period is triggered in connection with a share repurchase offer by the Master Fund. For purposes of calculating the Incentive Fee, “Net Capital Appreciation” means, with respect to any Fiscal Period, the difference, if any, between (x) the sum of (i) the value of the Master Fund’s net asset value at the end of that Fiscal Period (prior to the Incentive Fee for such Fiscal Period) increased by the dollar amount of the Common Shares of the Master Fund repurchased during the Fiscal Period (excluding Common Shares to be repurchased as of the last day of the Fiscal Period after determination of the Incentive Fee), (ii) the amount of any dividends, distributions or withdrawals paid to shareholders during the Fiscal Period and not reinvested in additional Common Shares (excluding any dividends and other distributions to be paid as of the last day of the Fiscal Period), and (iii) the Management Fee expense and sales load (or other similar sales load) for that Fiscal Period, and (y) the sum of (i) the value of the Master Fund’s net asset value at the beginning of that Fiscal Period (prior to the management fee for such Fiscal Period), increased by the dollar amount of shares of the Master Fund issued during the Fiscal Period (excluding any shares issued in connection with the reinvestment of dividends and other distributions paid by the Master Fund) and (ii) the amount of any subscriptions to the Master Fund during that Fiscal Period. All calculations of Net Capital Appreciation will be made (without duplication)

Blackstone Real Estate Income Master Fund

Notes to Financial Statements (Continued) (Unaudited)

For the Period April 1, 2014 (commencement of operations) to June 30, 2014 after deduction of all general, administrative and other operating expenses of the Master Fund (excluding the Incentive Fee) and any amounts necessary, in the Investment Manager’s sole discretion, as appropriate reserves for such expenses. “Fiscal Period” means each twelve-month period ending on the Master Fund’s fiscal year-end, provided that whenever the Master Fund conducts a share repurchase offer, each of the periods of time from the last Fiscal Period-end through the effective date of the repurchase offer and the period of time from the effective date of the repurchase offer through the next Fiscal Period-end also constitutes a Fiscal Period. The Incentive Fee was $942,748 from the Master Fund’s commencement of operations through June 30, 2014.

8. Financial Instruments and Off-Balance Sheet Risk

Market Risk: In the normal course of business, the Master Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Master Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the Master Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations.

Credit and Counterparty Risk: The Master Fund will be subject to credit risk with respect to the counterparties to its derivatives contracts (whether a clearing corporation in the case of exchange-traded instruments or another third party in the case of over-the-counter (“OTC”) instruments) purchased by the Master Fund. The Investment Manager will evaluate and monitor the creditworthiness of counterparties in order to ensure that such counterparties can perform their obligations under the relevant agreements. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Master Fund may experience significant delays in obtaining any recovery under the derivative contract in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy or other analogous proceeding. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative contract would typically be terminated at its fair market value. If the Master Fund is owed this fair market value in the termination of the derivative contract and its claim is unsecured, the Master Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying security. The Master Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Currently, certain categories of interest rate and credit default swaps are subject to mandatory clearing, and more are expected to be cleared in the future. The counterparty risk for cleared derivatives is generally lower than for uncleared OTC derivative transactions because generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that a clearing house, or its members, will satisfy the clearing house’s obligations to the Master Fund. Counterparty risk with respect to certain exchange-traded and over-the-counter derivatives may be further complicated by recently enacted U.S. financial reform legislation.

Liquidity Risk: Some securities held by the Master Fund may be difficult to sell, or illiquid, at particular during times of market turmoil. Illiquid securities may also be difficult to value. If the Master Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Master Fund may be forced to sell at a loss.

Non-Diversification Risk: The Master Fund is classified as a “non-diversified” investment company which means that the percentage of its assets that may be invested in the securities of a single issuer is not limited

Blackstone Real Estate Income Master Fund

Notes to Financial Statements (Continued) (Unaudited)

For the Period April 1, 2014 (commencement of operations) to June 30, 2014 by the 1940 Act. As a result, the Master Fund’s investment portfolio may be subject to greater risk and volatility than if investments had been made in the securities of a broad range of issuers.

Additional risks associated with each type of investment are described within the respective security type notes. The Fund’s prospectus includes a discussion of the principal risks of investing in the Fund and indirectly in the Master Fund.

9. Investment Transactions

The aggregate cost of purchases and proceeds of sales of investments in securities (excluding U.S. Treasury obligations and U.S. government sponsored agency securities) (including maturities), other than short-term investments (if applicable), for the period ended June 30, 2014 were as follows:

Purchases	$344,446,165
Sales	$39,331,041

10. Administration Agreements

The Master Fund and Feeder Funds have entered into administration, custody and transfer agency agreements (the “Administration Agreements”) with State Street Bank and Trust Company (“State Street”). State Street and/or its affiliates are responsible providing administration, custody and transfer agency services for the Master Fund and the Feeder Funds, including, but not limited to: (i) maintaining corporate and financial books and records of the Master Fund and the Feeder Funds, (ii) providing administration services and (iii) performing other accounting and clerical services necessary in connection with the administration of the Master Fund and the Feeder Funds. The services performed by State Street may be completed by one or more of its affiliated companies.

11. Recent Accounting Pronouncements

Recent Accounting Standards: In June 2014, the Financial Accounting Standards Board (the “FASB”) issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statement disclosures.

12. Subsequent Events

The Investment Manager has evaluated the impact of subsequent events through the date of issuance of the financial statements, and determined there were no subsequent events requiring adjustment to or disclosure in the consolidated financial statements, except as set forth below.

The Master Fund received contributions subsequent to June 30, 2014 as follows:

Date	Number of Shares	Amount
July 1, 2014	63,029	$64,332,675
August 1, 2014	54,108	$55,333,757

Blackstone Real Estate Income Master Fund

Supplemental Information (Unaudited)

June 30, 2014

Board Consideration of the Investment Management Agreement

At an organizational meeting (the “Organizational Meeting”) of the Board of Trustees (the “Board”) of the Master Fund and the Feeder Funds held in person on December 17, 2013, the Board, including all of the trustees who are not “interest persons” (as defined in the Investment Act of 1940, as amended) (the “Independent Trustees”), considered the approval of the Investment Management Agreement (the “Advisory Agreement”) between the Master Fund and the Investment Manager.

The Independent Trustees were assisted in their review of the Advisory Agreement by their independent legal counsel in executive session separate from the representatives of the Master Fund and the Investment Manager. Prior to the meeting, the Board received (a) a memorandum prepared by their independent legal counsel regarding the Board’s responsibilities and (b) materials prepared by the Investment Manager relating to, among other things, the Investment Manager’s qualifications to serve as investment manager; analysis of the fees and estimated expenses of the Master Fund as compared with a peer group of funds; and analysis of the estimated profitability of the Advisory Agreement to the Investment Manager. At the meeting, the Board discussed the materials received, the terms of the Advisory Agreement, the expected operations of the Master Fund and other relevant considerations. Following this discussion, the Board, including all of the Independent Trustees, determined to approve the Advisory Agreement for an initial term of two years on the basis of the following considerations, among others:

Nature, Extent and Quality of the Services

The Trustees reviewed the investment objectives and policies of the Master Fund with the Investment Manager and the qualifications, backgrounds and responsibilities of the senior personnel of the Master Fund, including the Investment Manager’s portfolio management team, that would be primarily responsible for the day-to-day management of the Master Fund. The Board noted that the Feeder Funds currently intend to pursue their investment objective through the investment of substantially all of their investable assets in the Master Fund as part of a “master-feeder” structure.

The Trustees also discussed the Investment Manager’s operations and financial condition, including the Investment Manager’s: (1) significant investment in, commitment to, and ability to retain key personnel; (2) focus on analysis of real estate securities and real estate investments; (3) disciplined investment approach and commitment to investment principles; (4) significant investment in and commitment to personnel, including additional hiring and extensive training, and infrastructure, including research, risk management, and portfolio management analytics; (5) significant compliance efforts; (6) oversight of and plan for distribution of the Feeder Funds’ Shares; and (7) coordination and oversight of, and interaction with, service providers. The Board also noted that the Investment Manager will provide the Master Fund with regulatory, compliance and certain administrative services, office facilities and officers (including the chief executive, chief financial, chief operating, chief legal and chief compliance officers). The Board concluded that the nature, extent and quality of the management and advisory services expected to be provided by the Investment Manager to the Master Fund were appropriate and thus supported a decision to approve the Advisory Agreement.

Costs of Services and Profitability

As a newly organized fund, the Master Fund had no historical cost or profitability information available at the time of the Organizational Meeting but the Board received and reviewed with the Investment Manager pro forma information regarding the projected costs and profitability to the Investment Manager and its affiliates of their services to the Master Fund. In analyzing the cost of services and profitability of the Investment Manager, the Trustees discussed the resources that the Investment Manager has devoted to, and has available to support, its activities in respect of the Master Fund, as well as the assessment of estimated

Blackstone Real Estate Income Master Fund

Supplemental Information (Continued) (Unaudited)

June 30, 2014

costs and profitability provided by the Investment Manager. The Trustees reviewed the Management Fee rate and the pro forma total expected expense ratio and compared them to those of a peer group of funds selected by the Investment Manager. In addition, the Trustees reviewed the Incentive Fee payable by the Master Fund to the Investment Manager. The Board took into account the significant investment by, and cost to, the Investment Manager regarding service infrastructure to support the Master Fund and the Feeder Funds’ investors. On the basis of the Trustees’ review of the fees to be charged by the Investment Manager for investment advisory and related services, the complex and highly specialized nature of the investment programs for the Feeder Funds and the Master Fund, the Investment Manager’s financial information and the estimated costs associated with managing the Feeder Funds and the Master Fund, the Trustees concluded that the Master Fund’s level of investment management fees was appropriate in light of the services to be provided, the management fees and estimated overall expense ratios of comparable investment companies, and the cap on expenses established by the Expense Limitation and Reimbursement Agreement between the Investment Manager and each Feeder Fund (See Note 5 to the financial statements of each Feeder Fund). As a new fund, the Master Fund had no historical performance or operating history available at the time of the Organizational Meeting. Under the circumstances, the Board concluded that the profitability projected in the pro forma information was reasonable, but noted its speculative nature.

Economies of Scale

The Trustees discussed various financial and economic considerations relating to the proposed arrangement with the Investment Manager, including economies of scale. While noting that the Management Fees would not decrease as the level of Master Fund assets increased, the Trustees concluded that the Management Fees reflect the Master Fund’s complex operations. The Board noted that the amount of assets that will be invested in the Master Fund is uncertain.

Other Benefits

The Trustees discussed other benefits that the Investment Manager may receive from the Master Fund. The Trustees noted that the Investment Manager indicated it does not expect to receive significant ancillary benefits as a result of its relationship with the Master Fund and that the Investment Manager does not realize or utilize significant “soft dollar” benefits from its relationship with the Master Fund. The Board concluded that other benefits derived by the Investment Manager from its relationship with the Master Fund, to the extent such benefits are identifiable or determinable, should be reasonable in light of the expected nature, quality and scope of the investment management and other services to be provided to the Master Fund by the Investment Manager and the estimated costs of providing those services.

Other Considerations

As a new fund, the Master Fund had no historical performance or operating history available at the time of the Organizational Meeting. The Board evaluated the comparative information prepared and provided by the Investment Manager regarding the performance of other investment funds comparable to the Master Fund managed by the Investment Manager’s affiliates. On the basis of the Board’s assessment, the Board concluded that the Investment Manager was capable of generating a level of investment performance that is appropriate in light of the Master Fund’s investment objective, policies and strategies and competitive with comparable funds.

Conclusion

The Board, including all of the Independent Trustees, concluded that the fees payable under the Advisory Agreement were fair and reasonable with respect to the services that the Investment Manager provides to the

Blackstone Real Estate Income Master Fund

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June 30, 2014

Master Fund and in light of the other factors described above and additional factors that the Board deemed relevant. The Board based its decision on an evaluation of all these factors as a whole and did not consider any one factor as all-important or controlling. The Independent Trustees were also assisted by their independent counsel in making this determination.

Form N-Q Filings

The Master Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Master Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov within 60 days after the Master Fund’s first and third fiscal quarters. The Master Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information regarding operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Holdings and allocations shown on any Form N-Q are as of the date indicated in the filing and may not be representative of future investments. Holdings and allocations should not be considered research or investment advice and should not be relied upon in making investment decisions.

Proxy Voting Policies

The Master Fund and the Feeder Funds have delegated proxy voting responsibilities to the Investment Manager, subject to the Board’s general oversight. A description of the policies and procedures used to vote proxies related to the Master Fund’s and the Feeder Funds’ portfolio securities, and information regarding how the Master Fund and Feeder Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30, 2014, is available (1) without charge, upon request, by calling toll free, 1-800-248-1621 and (2) on the SEC’s website at http://www.sec.gov.

Additional Information

The Master Fund’s registration statement includes additional information about the Trustees of the Master Fund. The registration statement is available, without charge, upon request by calling 1-855-890-7725.

Privacy Policy

This privacy policy sets forth Blackstone Real Estate Income Advisors L.L.C.’s (the “Investment Manager”) policies with respect to nonpublic personal information of individual investors, shareholders, prospective investors and former investors of investment funds managed by the Investment Manager. These policies apply to individuals only and are subject to change.

The Investment Manager collects nonpublic personal information about shareholders from the information it receives in subscription agreements and information relating to a shareholder’s transactions with the Investment Manager.

The Investment Manager does not disclose any nonpublic personal information about the shareholders to anyone other than (i) fund administrators and other service providers as necessary, (ii) The Blackstone Group L.P. and its affiliates (“Blackstone”) in order to determine the shareholder’s eligibility for services offered by Blackstone, and (iii) as permitted by law.

A shareholder may limit the extent to which the Investment Manager shares the shareholder’s personal information with Blackstone by calling 800-248-1621. The Investment Manager is required to share the shareholder’s personal information with Blackstone in order to determine the shareholder’s eligibility for investment services offered by Blackstone. However, the Investment Manager still may share such personal information with Blackstone as necessary to service such shareholder’s investment with the Investment Manager or under other circumstances permitted by law. Blackstone also may market investment services to shareholders where Blackstone has its own relationship with a shareholder. Once a shareholder has informed the Investment Manager about his or her privacy preferences, they will remain in effect until the shareholder notifies the Investment Manager otherwise.

It also may be necessary under anti-money laundering and similar laws to disclose information about shareholders in order to accept subscriptions from them. The Investment Manager also will release information about shareholders if compelled to do so by law in connection with any government request or investigation, or if any shareholders direct the Investment Manager to do so.

Blackstone Real Estate Income Fund II

Blackstone Real Estate Income Master Fund

Trustees

Michael B. Nash, Chairman

Benedict Aitkenhead

Edward H. D’Alelio

Michael Holland

Thomas W. Jasper

Investment Manager

Blackstone Real Estate Income Advisors L.L.C.

345 Park Avenue

New York, New York 10154

Administrator, Custodian, Fund Accounting Agent and Transfer Agent

State Street Bank and Trust Company

200 Clarendon Street

Mail Stop: JHT16

Boston, MA 021

Officers

Michael B. Nash, President and Chief Executive Officer

Randall Rothschild, Chief Operating Officer

Judy Turchin, Chief Legal Officer

Garrett Goldberg, Chief Financial Officer and Treasurer

Leon Volchyok, Chief Compliance Officer and Secretary

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Two World Financial Center

New York, New York 10281

Legal Counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, New York 10017

This report, including the financial information herein, is transmitted to the shareholders of Blackstone Real Estate Income Fund II for their information. It is not a prospectus or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

You can request a copy of the Fund’s prospectus and statement of additional information without charge by calling the Fund’s transfer agent at 1-888-386-9490.

Item 2.	Code of Ethics.

Not applicable to this semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable to this semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to this semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

(a)	The registrant’s Schedule of Investments as of the close of the reporting period is included in the Report to Shareholders filed under item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this semi-annual report.

Item 8.	Portfolio Managers of Closed-End Investment Management Companies.

(a)	Not applicable to this semi-annual report.

(b)	Identification of Portfolio Managers and Description of Role of Portfolio Managers - as of September 5, 2014:

Each of Blackstone Real Estate Income Fund II (the “Fund”) and Blackstone Real Estate Income Fund (“BREIF”) is a “feeder fund” that invests substantially all of its assets in Blackstone Real Estate Income Master Fund (the “Master Fund” and together with the Fund and BREIF, the “BREIF Funds”). The portfolio managers of the BREIF Funds (the “Portfolio Managers”) have day-to-day investment management responsibilities for the portfolio of such funds.

Name	Since	Title and Biography
Michael Nash	December 2013	Mr. Nash is a senior managing director of The Blackstone Group L.P. (together with its affiliates, “Blackstone”) and the chief investment officer of Blackstone Real Estate Debt Strategies (“BREDS”). He is also a member of the Real Estate Investment Committee for both BREDS and Blackstone Real Estate Advisors. Before joining Blackstone in 2007, Mr. Nash was with Merrill Lynch from 1997 to 2007 where he led the firm’s Real Estate Principal Investment Group—Americas.

Mr. Nash graduated from State University of New York at Albany and received an M.B.A. from the Stern School of Business at New York University.

Joshua Mason	December 2013	Mr. Mason is a Managing Director in BREDS. Since joining Blackstone, Mr. Mason has focused on liquid real estate debt investments, primarily in the commercial mortgage backed securities (“CMBS”) market, focusing on all parts of the capital structure. Before joining Blackstone in 2009, Mr. Mason was at UBS from 2006 to 2008, where he was a Managing Director responsible for a proprietary CMBS investing team. Prior to joining UBS, Mr. Mason worked at Merrill Lynch from 1997 to 2006, where he was a Director and senior CMBS secondary trader. Mr. Mason received a B.A. in Economics from Amherst College.

Other Accounts Managed by the Portfolio Managers - as of June 30, 2014:

The table below identifies, for each Portfolio Manager, the number of accounts (other than the BREIF Funds) for which the Portfolio Manager is actively involved in the day-to-day management and trading responsibilities and the total assets in such accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance are also indicated.

Data for private pooled investment funds and other separate accounts is reported based on Blackstone Real Estate Income Advisors, L.L.C.’s (the “Investment Manager”) practice of naming a particular individual to maintain oversight or trading responsibility for each account. Where the named individual has been assigned primary day-to-day responsibility for the trading activities of a private pooled investment fund or separate account, that account has been allocated to that individual for disclosure purposes, but not other portfolio managers or members of the BREDS team that may be involved in managing that account.

Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance Based	Assets Managed for which Advisory Fee is Performance Based
Michael Nash
	Registered Investment Companies	0	0	0	0
	Other Pooled Investment Vehicles	33	$5.31 billion	24	$5.10 billion
	Other Accounts	14	$2.04 billion	14	$2.04 billion
Joshua Mason
	Registered Investment Companies	0	0	0	0
	Other Pooled Investment Vehicles	4	$561 million	4	$387 million
	Other Accounts	0	0	0	0

Potential Conflicts of Interest Arising from Other Accounts Managed by Portfolio Manager - as of June 30, 2014:

The Fund and the Master Fund may be subject to a number of actual and potential conflicts of interest.

Blackstone Policies and Procedures. Specified policies and procedures implemented by Blackstone to mitigate potential conflicts of interest and address certain regulatory requirements and contractual restrictions may reduce the synergies across Blackstone’s various businesses that the Master Fund expects to draw on for purposes of pursuing attractive investment opportunities and may from time to time limit the Master Fund’s ability to acquire and/or dispose of certain investments. Because Blackstone has many different asset management and advisory businesses, it is subject to a number of actual and potential conflicts of interest, greater regulatory oversight and more legal and contractual restrictions than that to which it would otherwise be subject if it had just one line of business. In addressing these conflicts and regulatory, legal and contractual requirements across its various businesses,

Blackstone has implemented certain policies and procedures (e.g., information walls) that may reduce the positive synergies that the Investment Manager expects to utilize in relation to the Master Fund for purposes of finding attractive investments. For example, Blackstone may come into possession of material non-public information with respect to companies in which its other businesses may be considering making an investment or companies that are Blackstone advisory clients. As a consequence, that information, which could be of benefit to the Master Fund, might become restricted to those respective businesses and otherwise be unavailable to the Master Fund. In addition, to the extent that the Blackstone Real Estate group is in possession of material non-public information or is otherwise restricted from trading in certain securities, the Master Fund and the Investment Manager, as part of the Blackstone Real Estate group, generally also will be deemed to be in possession of such information or otherwise restricted. This could reduce the investment opportunities or limit sales available to the Master Fund, and adversely affect the investment flexibility of the Master Fund by precluding it from taking certain actions in light of being deemed to be in possession of any such material non-public information. Additionally, the terms of confidentiality or other agreements with or related to companies in which any Blackstone fund has or has considered making an investment or which is otherwise an advisory client of Blackstone may restrict or otherwise limit the ability of the Master Fund and its affiliates to make investments or limit sales, in or otherwise engage in businesses or activities competitive with such companies. Blackstone may enter into one or more strategic relationships in certain regions or with respect to certain types of investments that, although may be intended to provide greater opportunities for the Master Fund, may require the Master Fund to share such opportunities or otherwise limit the amount of an opportunity the Master Fund can otherwise take.

Other Blackstone Businesses and Activities. As part of its regular business, Blackstone provides a broad range of investment banking, advisory and other services. In addition, Blackstone and its affiliates may provide services in the future beyond those currently provided. Shareholders will not receive a benefit from fees generated in connection with any such services. Blackstone may have relationships with, render services to or engage in transactions with, government agencies and/or issuers or owners of securities that are, or are eligible to be, Master Fund investment opportunities. As a result, employees of Blackstone may possess information relating to such issuers that is not known to the employees of the Investment Manager responsible for making investment decisions or for monitoring the Master Fund’s investments and performing the other obligations under the Fund’s Amended and Restated Agreement and Declaration of Trust. Those employees of Blackstone will not be obligated to share any such information with the Investment Manager and may be prohibited by law or contract from doing so.

In the regular course of its investment banking and advisory businesses, Blackstone represents potential purchasers, sellers and other involved parties, including corporations, financial buyers, management, shareholders and institutions, with respect to assets which may be suitable for investment by the Master Fund. In such a case, Blackstone’s client would typically require Blackstone to act exclusively on its behalf, thereby precluding the Master Fund from acquiring such assets. Blackstone will be under no obligation to decline any such engagements in order to make the investment opportunity available to the Master Fund. In connection with its advisory, investment banking and other businesses, Blackstone may come into possession of information that limits its ability to engage in potential real estate-related transactions. The Master Fund’s activities may be constrained as a result of Blackstone’s inability to use such information. Additionally, there may be circumstances in which one or more individuals associated with Blackstone will be precluded from providing services to the Investment Manager because of certain confidential information available to those individuals or to other parts of Blackstone. Blackstone is under no obligation to decline any engagements or investments in order to make an investment opportunity available to the Master Fund. The Master Fund may be forced to sell or hold existing investments as a result of investment banking relationships or other relationships that Blackstone may have or transactions or investments Blackstone and its affiliates may make or have made.

Subject to certain limitations, the Master Fund may invest in securities of the same issuers as other investment vehicles, accounts and clients of Blackstone and the Investment Manager. To the extent that the Master Fund holds interests that are different (or more senior) than those held by such other vehicles, accounts and clients, the Investment Manager may be presented with decisions involving circumstances where the interests of such vehicles, accounts and clients are in conflict with those of the Master Fund. Furthermore, it is possible the Master Fund’s interest may be subordinated or otherwise adversely affected by virtue of such other vehicle’s, account’s or client’s involvement and actions relating to its investment.

In addition, Blackstone may represent creditors or debtors in connection with out of court debt restructurings or workouts and with proceedings under Chapter 11 of the U.S. Bankruptcy Code or prior to such filings. Blackstone may serve as advisor to creditor or equity committees established pursuant to such proceedings. This involvement, for which Blackstone typically is compensated, may limit or preclude the flexibility that the Master Fund may otherwise have to participate in or retain certain investments, and may require that the Master Fund dispose of an investment at an inopportune time.

Blackstone employees, including employees of the Investment Manager, may invest in Blackstone Mortgage Trust, Inc. (“BXMT”), private equity funds, hedge funds or other real estate investment vehicles, including potential competitors of the Master Fund. Shareholders will not receive any benefit from any such investments.

In addition, other present and future activities of Blackstone and its affiliates (including the Investment Manager) may also give rise to additional conflicts of interest relating to the Fund and its investment activities. In the event that any such conflict of interest arises, the Investment Manager will attempt to resolve such conflicts in a fair and equitable manner. Investors should be aware that conflicts will not necessarily be resolved in favor of the Fund’s interests.

Fees for Services. Blackstone may receive customary fees from portfolio companies as compensation for the arranging, underwriting, syndication or refinancing of an investment or other additional fees, including acquisition fees and fees for advisory services provided to companies in which the Master Fund has an interest. Shareholders will not receive the benefit of any such fees paid by portfolio companies.

The Investment Manager and/or its affiliates may receive fees from issuers or other third parties as compensation for the arranging, underwriting, syndication or refinancing of an investment or other additional fees, including acquisition fees, loan servicing fees, special servicing and administrative fees, and fees for advisory or asset management services provided to issuers and/or third parties. In addition, in certain cases, the Investment Manager and/or its affiliates may receive fees (including fees from issuers) paid and/or borne by third parties in connection with the Master Fund’s investment activities. For example, this may include fees associated with capital invested in connection with a joint venture in which the Master Fund participates or otherwise with respect to assets or other interests retained by a seller or other commercial counterparty with respect to which the Investment Manager performs services. Shareholders will not receive the benefit of any such fees other than as expressly set forth under “Management of the Fund—Investment Manager—Management Agreement” in the Fund’s prospectus. Such other fees may give rise to conflicts of interest in connection with the Master Fund’s investment activities, and while the Investment Manager will seek to resolve any such conflicts in a fair and equitable manner, there is no assurance that any such conflicts will be resolved in favor of the Master Fund.

For greater certainty, from time to time Blackstone and/or the Fund or the Master Fund may engage and retain strategic advisors, consultants and other similar professionals who are not employees or affiliates of Blackstone and who may, from time to time, receive payments from, or other economic interests in, issuers. Any such advisors and/or consultants so retained may include persons engaged with respect to specific industries and/or sectors and which may be otherwise exclusive to Blackstone. In the event the Fund or the Master Fund engages or retains such strategic advisors, consultants or other similar professionals, such expenses will be treated as Fund expenses. In any event, such amounts will not be applied to offset the management fee payable by the Master Fund to the Investment Manager.

Other Blackstone Funds and Vehicles; Allocation of Investment Opportunities. Through other investment funds, vehicles and accounts sponsored, closed, managed and/or acquired by affiliates of the Investment Manager, and any successor funds thereto (including BXMT, the BREDS funds and related vehicles) (such other investment funds and investment vehicles, and when the context requires future investment funds formed by Blackstone, the “Other Blackstone Funds”), Blackstone currently invests and plans to continue to invest third party capital in a wide variety of real estate-related debt investment opportunities on a global basis. To the extent any Other Blackstone Funds and/or any related vehicles, whether now in existence or subsequently established or acquired, have investment objectives or guidelines that overlap with those of the Fund and the Master Fund, in whole or in part, investment opportunities that fall within such common objectives or guidelines will generally be allocated among one or more of the Master Fund and such Other Blackstone Funds on a basis that the Investment Manager determines to be “fair and reasonable” in its sole discretion, subject to (i) any applicable investment limitations of the Master Fund and such Other Blackstone Funds, (ii) the Master Fund and such Other Blackstone Funds and/or related vehicles having available capital with respect thereto, and (iii) legal, tax, accounting, regulatory and other considerations deemed relevant by the Investment Manager (including without limitation, Section 17 of the Investment Company Act of 1940, as amended (the “1940 Act”)). As a result, in certain circumstances, investment opportunities suitable for the Master Fund may not be presented to or pursued by the Master Fund, and may be allocated in whole or in part to any such Other Blackstone Funds.

Investments in Which Other Blackstone Funds Have a Different Principal Investment. The Master Fund may also co-invest with Other Blackstone Funds in investments that are suitable for both the Master Fund and such Other

Blackstone Funds, to the extent permitted by Section 17 of the 1940 Act. The Master Fund and the Other Blackstone Funds may make investments at different levels of an issuer’s capital structure. Other Blackstone Funds may participate in a separate tranche of a financing with respect to an issuer in which the Master Fund has an interest or otherwise in different classes of such issuer’s securities. Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities. To the extent the Master Fund holds securities that are different (including with respect to their relative seniority) than those held by such Other Blackstone Funds, the Investment Manager and its affiliates may be presented and/or may have no rights with decisions when the interests of the funds are in conflict. In addition, the Master Fund may from time to time invest in debt securities and other obligations relating to portfolio entities of Other Blackstone Funds. In that regard, to the extent the Master Fund makes or has an Investment in, or, through the purchase of debt obligations becomes a lender to, a company in which an Other Blackstone Fund has a debt or equity investment, or if an Other Blackstone Fund, participates in a separate tranche of a fundraising with respect to an issuer, Blackstone may have conflicting loyalties between its duties to the Master Fund and to other affiliates. In that regard, actions may be taken for the Other Blackstone Funds that are adverse to the Master Fund. In addition, conflicts may arise in determining the amount of an investment, if any, to be allocated among potential investors and the respective terms thereof. There can be no assurance that the return on the Master Fund’s investment will be equivalent to or better than the returns obtained by the other affiliates participating in the transaction. In addition, it is possible that in a bankruptcy proceeding the Master Fund’s interest may be subordinated or otherwise adversely affected by virtue of such Other Blackstone Funds’ involvement and actions relating to its investment. In connection with negotiating senior loans and bank financings in respect of Blackstone-sponsored transactions, Blackstone may obtain the right to participate on its own behalf (or on behalf of the BREDS funds and/or vehicles that it manages) in a portion of the financings with respect to such Blackstone sponsored real estate-related transactions on an agreed-upon set of terms. Blackstone does not believe that the foregoing arrangements have an effect on the overall terms and conditions negotiated with the arrangers of such loans. Because of the affiliation with Blackstone, the Investment Manager may have a greater incentive to invest in Blackstone-sponsored buyouts (as compared to real estate-related buyouts sponsored by other real estate firms or financial sponsors) to the extent permitted by Section 17 of the 1940 Act. Except to the extent of fees paid to the Investment Manager specifically relating to the Master Fund’s commitment or investment of capital, the shareholders will in no way receive any benefit from fees paid to any affiliate of the Investment Manager from an issuer in which any Other Blackstone Fund also has an interest.

In addition, the 1940 Act limits the Master Fund’s ability to enter into certain transactions with certain of Other Blackstone Funds. As a result of these restrictions, the Master Fund may be prohibited from buying or selling any security directly from or to any issuer of a vehicle managed by Blackstone. However, the Master Fund may under certain circumstances purchase any such portfolio company’s securities in the secondary market, which could create a conflict for the Investment Manager between its interests in the Master Fund and the issuer, in that the ability of the Investment Manager to recommend actions in the best interest of the Master Fund might be impaired. The 1940 Act also prohibits certain “joint” transactions with certain of the Master Fund’s affiliates, which could include investments in the same portfolio company (whether at the same or different times). These limitations may limit the scope of investment opportunities that would otherwise be available to the Master Fund.

Other Real Estate Vehicles; Allocation of Investments. Blackstone reserves the right to raise, close, manage and/or acquire additional real estate investment funds or vehicles (“Other Real Estate Vehicles”), including separate accounts and other funds or vehicles, which may have investment objectives that overlap, in whole or in part, with that of the Master Fund. The closing of an Other Real Estate Vehicle could result in the reallocation of Blackstone personnel, including reallocation of existing real estate professionals, to such Other Real Estate Vehicle. In addition, potential investments that may be suitable for the Master Fund may be directed toward such Other Real Estate Vehicle (in whole or in part). To the extent any such Other Real Estate Vehicles are closed or acquired after the date hereof, such Other Real Estate Vehicles will be considered Other Blackstone Funds for purposes of the allocations of investments among the Master Fund and any Other Blackstone Funds and, as a result, investors expressly acknowledge that the foregoing may result in investment opportunities that are otherwise appropriate for the Master Fund being allocated, in whole or in part, to the Other Real Estate Vehicles (on a basis that the Investment Manager and/or any such affiliates determine to be is “fair and reasonable” in its sole discretion and otherwise consistent with the Investment Manager’s trade allocation policies and procedures, as more fully described above).

Conflicting Fiduciary Duties to Other Blackstone Funds and Vehicles. Blackstone may structure an investment as a result of which one or more other Blackstone vehicles (including the BREDS funds and/or related vehicles) are offered the opportunity to participate in a separate debt tranche of an investment allocated to the Master Fund. In such circumstances, Blackstone would owe a fiduciary duty to the Master Fund and such Other Blackstone Funds (as described more fully above under “Investments in Which Other Blackstone Funds Have a Different Principal

Investment”). For example, if the Master Fund were to purchase high-yield securities or other debt instruments relating to an issuer in which Blackstone held a “mezzanine” or equity interest, Blackstone may, in certain instances, face a conflict of interest in respect of the advice it gives to, or the decisions made with regard to, the BREDS funds and the Master Fund (e.g., with respect to the terms of such securities or other debt instruments, the enforcement of covenants, the terms of recapitalizations and the resolution of workouts or bankruptcies).

Independent Investment-Related Decisions. In addition, from time to time the Master Fund may own securities that are identical to, or otherwise relate to the same portfolio issuer as, one or more Other Blackstone Funds or Other Real Estate Vehicles. In such circumstances the Investment Manager may have conflicting duties to the Master Fund and such Other Blackstone Funds or Other Real Estate Vehicles and the investment and portfolio management decisions of the Master Fund will generally be made independently and without regard to the activities or positions of such Other Blackstone Funds and/or Other Real Estate Vehicles, which may create circumstances where different actions or investment decisions are made or taken with respect to the Master Fund relative to such Other Blackstone Funds or Other Real Estate Vehicles. For example, there may be circumstances where one or more such Other Blackstone Funds or Other Real Estate Vehicles determines to dispose of an investment that is also held by the Master Fund but where the Master Fund continues to hold such investment or where one or more such Other Blackstone Funds or Other Real Estate Vehicles elects to purchase investments with respect to which the Master Fund does not participate (or vice versa or where such funds may participate in the same investment at different times and/or on different terms).

Activities of Personnel. Certain of the personnel of the Investment Manager may be subject to a variety of conflicts of interest relating to their responsibilities to the Master Fund and the management of the Master Fund’s investment portfolio. Such individuals may have responsibilities with respect to Other Blackstone Funds or investment vehicles, as members of an investment or advisory committee or a board of directors (or similar such capacity) for one or more investment funds, corporations, foundations or other organizations. Such positions may create a conflict between the services and advice provided to such entities and the responsibilities owed to the Master Fund. The Other Blackstone Funds and/or investment funds in which such individuals may become involved may have investment objectives that overlap with the Master Fund. Furthermore, certain personnel of the Investment Manager may have a greater financial interest in the performance of such Other Blackstone Funds accounts than the performance of the Master Fund. Such involvement may create conflicts of interest in making investments on behalf of the Master Fund and such other funds and accounts. Such personnel will seek to limit any such conflicts in a manner that is in accordance with their fiduciary duties to the Master Fund and such Other Blackstone Funds.

Service Providers. Certain advisors and other service providers, or their affiliates (including accountants, administrators, lenders, bankers, brokers, attorneys, consultants, and investment or commercial banking firms) to the Master Fund, Blackstone and/or certain issuers may also provide goods or services to or have business, personal, financial or other relationships with Blackstone. Such advisors and service providers may be investors in the Master Fund, affiliates of the Investment Manager, sources of investment opportunities or co-investors or commercial counterparties. These relationships may influence the Investment Manager in deciding whether to select or recommend such a service provider to perform services for the Master Fund or an issuer (the cost of which will generally be borne directly or indirectly by the Master Fund or such issuer, as applicable). Notwithstanding the foregoing, transactions relating to the Master Fund that require the use of a service provider will generally be allocated to service providers on the basis of best execution, the evaluation of which includes, among other considerations, such service provider’s provision of certain investment-related services and research that the Investment Manager believes to be of benefit to the Master Fund. In certain circumstances, advisors and service providers, or their affiliates, may charge different rates or have different arrangements for services provided to Blackstone, the Investment Manager or their affiliates as compared to services provided to the Master Fund and its issuers, which in certain circumstances may result in more favorable rates or arrangements than those payable by the Master Fund or such issuers.

Trading by Blackstone Personnel. The officers, directors, members, managers and employees of the Investment Manager may trade in securities for their own accounts, subject to restrictions and reporting requirements as may be required by law and Blackstone policies, or otherwise determined from time to time by the Investment Manager.

Other Trading and Investing Activities. Certain Other Blackstone Funds may invest in securities of publicly traded companies which are actual or potential companies in which the Master Fund has made or will make investments. The trading activities of those vehicles may differ from or be inconsistent with activities which are undertaken for the account of the Master Fund in such securities or related securities. In addition, the Master Fund may be precluded from pursuing an investment in an issuer as a result of such trading activities by Other Blackstone Funds.

Diverse Shareholder Group. The shareholders may have conflicting investment, tax and other interests with respect to their investments in the Fund and with respect to the interests of investors in other investment vehicles managed or advised by the Investment Manager that may participate in the same investments as the Master Fund. The conflicting interests of individual shareholders with respect to other shareholders and relative to investors in other investment vehicles may relate to or arise from, among other things, the nature of investments made by the Master Fund and such other partnerships, the structuring or the acquisition of investments and the timing of disposition of investments and such other partnerships. As a consequence, conflicts of interest may arise in connection with decisions made by the Investment Manager, including with respect to the nature or structuring of investments, which may be more beneficial for one shareholder than for another shareholder, especially with respect to shareholders’ individual tax situations. In addition, the Master Fund may make investments that may have a negative impact on related investments made by the shareholders in separate transactions. In selecting and structuring investments appropriate for the Master Fund, the Fund and the Investment Manager will consider the investment and tax objectives of the Master Fund and its shareholders (and those of investors in other investment vehicles managed or advised by the Investment Manager) as a whole, not the investment, tax or other objectives of any shareholders individually.

Compensation of Portfolio Managers - as of June 30, 2014:

The Portfolio Manager’s compensation is comprised primarily of a fixed salary and a discretionary bonus paid by the Investment Manager or its affiliates and not by the Fund or the Master Fund. A portion of the discretionary bonus may be paid in shares of stock or stock options of Blackstone, the parent company of the Investment Manager, which stock options may be subject to certain vesting periods. The amount of the Portfolio Manager’s discretionary bonus, and the portion to be paid in shares or stock options of Blackstone, is determined by senior officers of the Investment Manager and/or Blackstone. In general, the amount of the bonus will be based on a combination of factors, none of which is necessarily weighted more than any other factor. These factors may include: the overall performance of the Investment Manager; the overall performance of Blackstone and its affiliates and subsidiaries; the profitability of the Investment Manager derived from the management of the Fund, the Master Fund and the other accounts managed by the Investment Manager; the absolute performance of the Fund, the Master Fund and such other accounts for the preceding year; contributions by the Portfolio Manager in assisting with managing the assets of Investment Manager and execution of managerial responsibilities, client interactions and support of colleagues. The bonus is not based on a precise formula, benchmark or metric.

Securities Ownership of Portfolio Managers - as of June 30, 2014:

The table below shows the dollar range of the interests of the Fund and the Master Fund beneficially owned as of June 30, 2014 by each Portfolio Manager.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Michael Nash	None
Joshua Mason	None

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures as defined in Rule 30a-3(c) under the 1940 Act are effective as of the date within 90 days of the filing date of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable to this semi-annual report.

(a)(2)	Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Blackstone Real Estate Income Fund II

By:	/s/ Michael Nash
Michael Nash (Principal Executive Officer)
Chairman, Chief Executive Officer and President

Date: September 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Michael Nash
Michael Nash (Principal Executive Officer)
Chairman, Chief Executive Officer and President

Date: September 5, 2014

By:	/s/ Garrett Goldberg
Garrett Goldberg (Principal Financial and Accounting Officer) Chief Financial Officer and Treasurer

Date: September 5, 2014